o FSS1 P-6

                         SUPPLEMENT DATED MAY 1, 2000
                            TO THE PROSPECTUSES OF

                          FRANKLIN STRATEGIC SERIES
 (FRANKLIN AGGRESSIVE GROWTH, CALIFORNIA GROWTH, LARGE CAP GROWTH, SMALL CAP
           GROWTH I AND SMALL CAP GROWTH II FUNDS - CLASS A, B & C)
                           DATED SEPTEMBER 1, 1999
                            AS AMENDED MAY 1, 2000
                                     AND
                          FRANKLIN STRATEGIC SERIES
                 (FRANKLIN TECHNOLOGY FUND - CLASS A, B & C)
                              DATED MAY 1, 2000

During the period May 1, 2000 through June 30, 2000, Franklin Templeton Distributors, Inc., the principal underwriter for Franklin Strategic Series, will pay to each participating securities firm that originates shareholder investments in Franklin Small Cap Growth Fund II-Class A and Franklin Technology Fund-Class A the full applicable front-end sales charge paid by such investors.

              Please keep this supplement for future reference.




FRANKLIN STRATEGIC SERIES

INVESTMENT STRATEGY  GROWTH

Franklin Aggressive Growth Fund - Class A, B & C
Franklin California Growth Fund - Class A, B & C
Franklin Large Cap Growth Fund - Class A, B & C
Franklin Small Cap Growth Fund I (formerly, Small Cap Growth Fund) - Class A & C Franklin Small Cap Growth Fund II - Class A, B & C


SEPTEMBER 1, 1999 AS AMENDED MAY 1, 2000




















[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.







CONTENTS

The Funds

[Begin callout]
INFORMATION ABOUT
EACH FUND YOU SHOULD
KNOW BEFORE INVESTING
[END CALLOUT]

2  Franklin Aggressive Growth Fund

11  Franklin California Growth Fund

21  Franklin Large Cap Growth Fund

29  Franklin Small Cap Growth Fund I

37  Franklin Small Cap Growth Fund II

44  Distributions and Taxes

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

45 Choosing a Share Class

50 Buying Shares

52 Investor Services

55 Selling Shares

57 Account Policies

60 Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

FRANKLIN AGGRESSIVE GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is capital appreciation.

PRINCIPAL INVESTMENTS The fund normally invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

[Begin call out]
The fund invests primarily in aggressive growth companies' equity securities. [End callout]

Equity securities generally entitle the holder to participate in a company's general operating results. They include common stocks, convertible securities and warrants.

The fund invests in small, medium, and large capitalization companies with strong growth potential across a wide range of sectors. In choosing equity investments, the fund's manager will focus on sectors that have exceptional growth potential and fast growing, innovative companies within these sectors. In addition, solid management and sound financial records are factors the manager also considers.

Although the manager will search for investments across a large number of sectors, it expects to have significant positions in particular sectors. These sectors may include, for example, technology (including computers and telecommunications), health care (including biotechnology), consumer products, and consumer services (including media, broadcasting and entertainment).

TEMPORARY INVESTMENTS     The manager may take a temporary defensive position
when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in aggressive growth companies' equity securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The prices of aggressive growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. The fund's manager uses an aggressive growth strategy in choosing the fund's investments. As a result, an investment in the fund involves a greater degree of risk and its share price may be more volatile than an investment in a conservative equity fund or a growth fund investing entirely in proven growth stocks. Aggressive growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

SMALLER AND MIDSIZE COMPANIES Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Smaller and midsize companies involve greater risks than larger, more established companies and should be considered speculative.

TECHNOLOGY COMPANIES The technology sector has historically been volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

HEALTH CARE COMPANIES The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.

TELECOMMUNICATIONS, MEDIA, AND BROADCASTING COMPANIES The activities of telecommunications, media, and broadcasting companies operate under international, federal, and state regulations. These companies may be adversely affected by changes in government regulations. In addition, these sectors have been undergoing deregulation to enable increased competition, which could affect the companies in these sectors that the fund holds.

CONSUMER PRODUCTS, SERVICES, AND ENTERTAINMENT COMPANIES These companies have historically been sensitive to the economy in general, through changes in consumer spending patterns. These companies may be adversely affected by changes in consumer opinion or demand for a given product or service.

PORTFOLIO TURNOVER Because of the fund's aggressive growth strategy, the fund's portfolio turnover rate may be higher than that of other mutual funds. High portfolio turnover may involve additional expenses to the fund, including transaction costs for purchases and sales of securities. These transactions may result in realization of taxable capital gains, including short-term capital gains, which are generally taxed at ordinary income tax rates.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

Because the fund is new, it has no performance history.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A   CLASS B  CLASS C
-----------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%     4.00%    1.99%
  Load imposed on purchases          5.75%     None     1.00%
  Maximum deferred sales charge      None 1    4.00% 2  0.99% 3
(load)
Exchange fee 4                       $5.00     $5.00    $5.00

Please see "Choosing a Share Class" on page 46 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)5

                                     CLASS A   CLASS B  CLASS C
-----------------------------------------------------------------
Management fees 6                    0.50%     0.50%    0.50%
Distribution and service (12b-1)     0.35%     1.00%    1.00%
fees
Other expenses                       0.84%     0.84%    0.84%
                                     ----------------------------
Total annual fund operating          1.69%     2.34%    2.34%
expenses 6                           ============================

1. Except for investments of $1 million or more (see page 46) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. This fee is only for market timers (see page 59).
5. The management fees and distribution and service (12b-1) fees shown are based on the fund's maximum contractual amount. Other expenses are estimated for the current fiscal year.
6. The manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund. With this reduction, management and administration fees are estimated to be 0.26% and total annual fund operating expenses are estimated to be 1.25% for Class A, 1.90% for Class B, and 1.90% for Class C for the current fiscal year. The manager and administrator may end this arrangement at any time upon notice to the fund's Board of Trustees.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year; and
o     The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS
--------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $737 1    $1,077
CLASS B                        $637      $1,030
CLASS C                        $433      $  823
If you do not sell your
shares:
CLASS B                        $237      $  730
CLASS C                        $335      $  823

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94403, is the fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the fund's management is:

CONRAD B. HERRMANN CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Herrmann has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1989.

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1992.

JOHN P. SCANDALIOS, PORTFOLIO MANAGER OF ADVISERS
Mr. Scandalios has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1996. Previously, he was with Chase Manhattan Bank.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. The fee is equal to an annual rate of:

o 0.50% of the value of net assets up to and including $500 million;
o 0.40% of the value of net assets over $500 million up to and including $1 billion;
o 0.35% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.30% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.275% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.25% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.24% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.23% of the value of net assets over $19 billion up to and including $21.5 billion; and
o 0.22% of the value of net assets in excess of $21.5 billion.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance since its inception.

                                                   OCTOBER 31, 1999
CLASS A                                             (UNAUDITED) 1,2
PER SHARE DATA ($)
Net asset value, beginning of period                      10.00
 Net investment loss                                       (.02)
 Net realized and unrealized gains                         6.41
Total from investment operations                           6.39
                                                           ----
Net asset value, end of period                            16.39
                                                          =====
Total return (%)3                                         63.90

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period($ x 1,000)                     11,363
Ratios to average net assets: (%)
 Expenses                                                  1.23 4
 Expenses excluding waiver and
 payments by affiliate                                     1.61 4
 Net investment loss                                       (.44)4
Portfolio turnover rate (%)                               91.19

                                                  OCTOBER 31, 1999
CLASS B                                           (UNAUDITED) 1,2
PER SHARE DATA ($)
Net asset value, beginning of period                      10.00
 Net investment loss                                       (.05)
 Net realized and unrealized gains                         6.44
Total from investment operations                           6.39
                                                           ----
Net asset value, end of period                            16.39
                                                          =====
Total return (%)3                                         63.90

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                     1,494
Ratios to average net assets: (%)
 Expenses                                                  1.80 4
 Expenses excluding waiver and
 payments by affiliate                                     2.18 4
 Net investment loss                                      (1.05)4
Portfolio turnover rate (%)                               91.19

                                                  OCTOBER 31, 1999
CLASS C                                           (UNAUDITED)1,2
PER SHARE DATA ($)
Net asset value, beginning of period                      10.00
 Net investment loss                                       (.05)
 Net realized and unrealized gains                         6.43
Total from investment operations                           6.38
                                                           ----
Net asset value, end of period                            16.38
                                                          =====
Total return (%)3                                         63.80

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                     3,999
Ratios to average net assets: (%)
 Expenses                                                  1.83 4
 Expenses excluding waiver and
 payments by affiliate                                     2.21 4
 Net investment loss                                      (1.11)4
Portfolio turnover rate (%)                               91.19

1. Based on average shares outstanding.
2. For the period June 23, 1999 (effective date) to October 31, 1999.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.


FRANKLIN CALIFORNIA GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is capital appreciation.

PRINCIPAL INVESTMENTS The fund normally invests primarily in equity securities of California companies.

[Begin callout]
The fund invests primarily in California companies' equity securities. [End callout]

For purposes of the fund's investments, California companies are companies headquartered or conducting a majority of their operations in the state of California. The fund invests in small to mid-size companies as well as in relatively well-known, larger capitalization companies in mature industries that the manager believes have the potential for capital appreciation.

Equity securities generally entitle the holder to participate in a company's general operating results. They include common stocks, preferred stocks, convertible securities and warrants.

The manager expects to invest a portion of the fund's assets in securities of companies in the technology sector, including computer companies. Typically, the fund will invest in technology companies that market their products or services globally rather than only domestically or regionally.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in California companies' equity securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

CALIFORNIA Since the fund invests heavily in California companies' equity securities, events and conditions in California are likely to affect the fund's investments and its performance. These events may include changes in economic and political conditions. These and other conditions within California are unpredictable and can change at any time.

[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the fund invests in growth stocks, its share price may be more volatile than other types of investments.

SMALLER AND MIDSIZE COMPANIES Historically, smaller and midsize company securities have been more volatile in price than large company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Smaller and midsize companies involve greater risks than larger, more established companies and should be considered speculative.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

DIVERSIFICATION The fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the fund's shares, and may involve more risk than an investment in a fund that does not focus on securities of a single state. The fund, however, intends to meet certain tax diversification requirements.

TECHNOLOGY COMPANIES The technology sector has historically been volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past eight calendar years. The table shows how the fund's average annual total returns compare to those of two broad-based securities market indices. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS1

  5.50%    17.57%  16.53%   47.63%  30.43%   15.71%  10.72%   95.17%
   92        93      94       95      96       97      98       99

                                     YEAR

[Begin callout]
BEST QUARTER:
Q4 '99 56.36%

WORST QUARTER:
Q3 '98 -15.27%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                             SINCE
                                                           INCEPTION
                                       1 YEAR   5 YEARS   (10/30/91)
----------------------------------------------------------------------
Franklin California Growth Fund -      83.97%*   35.33%      26.35%
Class A 2
S&P 500 Index 3                        21.04%    28.56%      20.24%
Franklin California 250 Index 4        75.20%    36.83%      25.66%

                                                           SINCE
                                                         INCEPTION
                                           1 YEAR       (01/01/99)
----------------------------------------------------------------------
Franklin California Growth Fund -          89.59%*         89.59%
Class B 2
S&P 500 Index 3                            21.04%          21.04%
Franklin California 250 Index 4            75.20%          75.20%

                                                           SINCE
                                                         INCEPTION
                                           1 YEAR        (9/3/96)
----------------------------------------------------------------------
Franklin California Growth Fund -          90.91%*         36.30%
Class C 2
S&P 500 Index 3                            21.04%          29.63%
Franklin California 250 Index 4            75.20%          39.99%

*Recently many individual stocks and sectors such as technology have significantly exceeded historical norms; investors should generally not expect such outsized returns to continue.
1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the fund's year-to-date return was 19.07% for Class A.
2. Figures reflect sales charges.
   All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.
4. The unmanaged Franklin California 250 Growth Index consists of the 250 largest California based companies on an equal weighted basis chosen to approximate the business segment weightings of the California economy. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A  CLASS B 1  CLASS C
--------------------------------------------------------------------

Maximum sales charge (load)
as a percentage of offering price    5.75%     4.00%    1.99%
  Load imposed on purchases          5.75%     None     1.00%
  Maximum deferred sales charge      None 2    4.00% 3  0.99% 4
(load)
Exchange fee                         None      None     None

Please see "Choosing a Share Class" on page 46 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                      CLASS A  CLASS B1   CLASS C
--------------------------------------------------------------------

Management fees                      0.48%     0.48%    0.48%
Distribution and service (12b-1)     0.25%     1.00%    1.00%
fees
Other expenses                       0.27%     0.27%    0.27%
                                     -------------------------------
Total annual fund operating expenses 1.00%     1.75%    1.75%
                                     ===============================

1. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended April 30, 1999. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
2. Except for investments of $1 million or more (see page 46) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year; and
o     The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $671 1    $875     $1,096    $1,729
CLASS B                        $578      $851     $1,149    $1,864 2
CLASS C                        $374 3    $646     $1,039    $2,142
If you do not sell your
shares:
CLASS B                        $178      $551       $949    $1,864 2
CLASS C                        $226      $646     $1,039    $2,142

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the fund's management is:

CANYON A. CHAN CFA, VICE PRESIDENT OF ADVISERS
Mr. Chan has been a manager of the fund since 1999. He joined the Franklin Templeton Group in 1991.

CONRAD B. HERRMANN CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Herrmann has been a manager of the fund since 1993. He joined the Franklin Templeton Group in 1989.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended April 30, 1999, the fund paid 0.48% of its average daily net assets to the manager for its services.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.



                                  SIX MONTHS
                                     ENDED
                                  OCTOBER 31,
CLASS A                              1999                  YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------------
                                  (UNAUDITED) 1    1999 2     1998       1997       1996     1995
                                 --------------- ---------- ---------- ---------- --------- --------
PER SHARE DATA ($)
Net asset value, beginning of
    year                             25.82          24.97      19.35      18.26      14.03  12.05
                                 --------------- ---------- ---------- ---------- --------- --------
 Net investment income
                                       .01            .10        .14        .13        .20    .16
 Net realized and unrealized
   gains                              8.25           1.42       6.48       1.51       6.03   3.04
                                 --------------- ---------- ---------- ---------- --------- --------
Total from investment
operations                            8.26           1.52       6.62       1.64       6.23   3.20
                                 --------------- ---------- ---------- ---------- --------- --------
 Distributions from  net
investment income                     (.06)          (.14)      (.14)      (.12)      (.23) (.12)
 Distributions in excess of
net investment income
                                      (.02)          -          -          -          -     -
 Distributions from net
realized gains                        -              (.53)      (.86)      (.43)     (1.77) (1.10)
                                 --------------- ---------- ---------- ---------- --------- --------
Total distributions                   (.08)          (.67)     (1.00)      (.55)     (2.00) (1.22)
                                 --------------- ---------- ---------- ---------- --------- --------
Net asset value, end of year
                                     34.00          25.82      24.97      19.35      18.26  14.03
                                 =============== ========== ========== ========== ========= ========
Total return (%)4                    32.10           6.39      34.98       8.94      47.42  29.09

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
   1,000)                        1,063,395       780,598    721,254    282,898    81,175    13,844
Ratios to average net assets:
     (%)
 Expenses                              .96 5         1.00        .99       1.08        .71    .25
Expenses excluding waiver and
payments by affiliate
                                       .96 5         1.00        .99       1.08       1.09   1.27
 Net investment income
                                       .04 5          .41        .67        .84       1.42   1.63
Portfolio turnover rate (%)          38.20          52.76      48.52      44.81      61.82  79.52


CLASS B
PER SHARE DATA ($)
Net asset value, beginning
of year                          25.75        24.31
                               ------------ -----------
 Net investment (loss)            (.10)        (.01)
 Net realized and unrealized
gains                             8.20         1.45
                               ------------ -----------
Total from investment
operations                        8.10         1.44
                               ------------ -----------
 Distribution from net
investment income                 (.06)        -
 In excess of net investment
income                            (.01)        -
                               ============ ===========
Total Distributions               (.07)        -
                               ============ ===========
Net asset value, end of
period                           33.78        25.75
                               ============ ===========
Total return (%)4                31.58         5.88

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                         10,469       2,657
Ratios to average net
assets: (%)
 Expenses                         1.71 5       1.75 5
 Net investment loss              (.68) 5      (.33)5
Portfolio turnover rate (%)      38.20        52.76







                                                     SIX MONTHS
                                                       ENDED
                                                     OCTOBER 31,
CLASS C                                                 1999          YEAR ENDED APRIL 30,
------------------------------------------------------------------------------------------------------
                                                    (UNAUDITED) 1      1999         1998      19973
------------------------------------------------- ----------------- ------------ ----------- ---------
PER SHARE DATA ($)
Net asset value, beginning of year                    25.63             24.81      19.27      18.05
                                                  ----------------- ------------ ----------- ---------
 Net investment income (loss)                          (.10)             (.07)       -          .05
 Net realized and unrealized gains                     8.20              1.42        6.43      1.65
                                                  ----------------- ------------ ----------- ---------
Total from investment operations                       8.10              1.35        6.43      1.70
                                                  ----------------- ------------ ----------- ---------
 Distributions from net
 investment income                                     (.02) 6           -           (.03)     (.05)
 Distributions from net realized gains                 -                 (.53)       (.86)     (.43)
                                                  ----------------- ------------ ----------- ---------
Total distributions                                    (.02)             (.53)       (.89)     (.48)
                                                  ----------------- ------------ ----------- ---------
Net asset value, end of year                          33.71             25.63       24.81     19.27
                                                  ================= ============ =========== =========
Total return (%)4                                     31.62              5.67       34.02      9.32

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                 214,780           159,310     122,701    24,556
Ratios to average net assets: (%)
 Expenses                                              1.71 5            1.75        1.74      1.86 5
 Net investment income (loss)                          (.72) 5           (.33)       (.10)     (.05) 5
Portfolio turnover rate (%)                           38.20             52.76       48.52     44.81


1. Based on average shares outstanding.
2. For the period January 1, 1999 (effective date) to April 30, 1999 for
Class B.
3. For the period September 3, 1996 (effective date) to April 30, 1997 for Class C.
4. Total return does not include sales charges, and is not annualized.
5. Annualized.
6. Includes distributions in excess of net investment income in the amount of $.004.

FRANKLIN LARGE CAP GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's principal investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of large cap growth companies located in the U.S.

For purposes of the fund's investments, large cap growth companies include well-established companies with a market capitalization of $8.5 billion or more that are expected to have revenue growth in excess of the economy as a whole either through above-average industry expansion or market share gains. These companies generally dominate, or are gaining market share, in their respective industries and have a reputation for quality management, as well as superior products and services.

Equity securities generally entitle the holder to participate in a company's general operating results. They include common stocks, convertible securities and warrants.

[Begin callout]
The fund invests primarily in large cap growth companies' equity securities. [End callout]

In choosing equity investments, the fund's manager will focus on companies that have exhibited above average growth, strong financial records and large market capitalization. In addition, management expertise, industry leadership, growth in market share and sustainable competitive advantage are factors the manager also considers. Although the manager will search for investments across a large number of industries, it expects to have significant positions (but not in excess of 25% of its total assets in a given sector) in the technology (including computers, telecommunications and electronics), health care and financial services industries.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in large cap growth companies' equity securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

TECHNOLOGY COMPANIES The technology sector has historically been volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements. In addition, the activities of telecommunications companies fall under international, federal and state regulations. These companies may be adversely affected by changes in government regulations.

HEALTH CARE COMPANIES The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.

FINANCIAL SERVICES COMPANIES Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments such companies can make, and the interest rates and fees they can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans.

The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of bull and bear] PERFORMANCE

Because the fund is new, it has no performance history.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A  CLASS B  CLASS C
---------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price        5.75%    4.00%   1.99%
  Load imposed on purchases         5.75%    None    1.00%
  Maximum deferred sales charge     None 1   4.00% 2 0.99% 3
(load)
Exchange fee4                       $5.00    $5.00   $5.00

Please see "Choosing a Share Class" on page 46 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)5

                                    CLASS A  CLASS B CLASS C
---------------------------------------------------------------
Management fees 6                   0.50%    0.50%   0.50%
Distribution and service (12b-1)    0.35%    1.00%   1.00%
fees 6
Other expenses                      0.84%    0.84%   0.84%
                                    ---------------------------
Total annual fund operating         1.69%    2.34%   2.34%
expenses6
                                    ===========================

1. Except for investments of $1 million or more (see page 46) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. This fee is only for market timers (see page 59).
5. The management fees and distribution and service (12b-1) fees shown are based on the fund's maximum contractual amount. Other expenses are estimated for the current fiscal year.
6. The manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund. With this reduction, management and administration fees are estimated to be 0.26% and total annual fund operating expenses are estimated to be 1.25% for Class A, 1.90% for Class B, and 1.90% for Class C for the current fiscal year. The manager and administrator may end this arrangement at any time upon notice to the fund's Board of Trustees.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year; and
o     The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS
--------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $737 1    $1,077
CLASS B                        $637      $1,030
CLASS C                        $433        $823
If you do not sell your
shares:
CLASS B                        $237        $730
CLASS C                        $335        $823

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94403, is the fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the fund's management is:

THERESA SPATH CFA, PORTFOLIO MANAGER OF ADVISERS
Ms. Spath has been a manager of the fund since its inception. She joined the Franklin Templeton Group in 1994.

JASON R. NUNN, PORTFOLIO MANAGER OF ADVISERS
Mr. Nunn has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1997. Previously, he worked in corporate finance with Alex. Brown & Sons.

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1987.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. The fee is equal to an annual rate of:

o 0.50% of the value of net assets up to and including $500 million;
o 0.40% of the value of net assets over $500 million and not over $1 billion;
o 0.35% of the value of net assets over $1 billion and not over $1.5 billion;
o 0.30% of the value of net assets over $1.5 billion and not over $6.5 billion;
o 0.275% of the value of net assets over $6.5 billion and not over $11.5 billion;
o 0.25% of the value of net assets over $11.5 billion and not over $16.5 billion;
o 0.24% of the value of net assets over $16.5 billion and not over $19 billion;
o 0.23% of the value of net assets over $19 billion and not over $21.5 billion; and
o 0.22% of the value of net assets in excess of $21.5 billion.


FINANCIAL HIGHLIGHTS [Insert graphic of a dollar bill]

This table presents the fund's financial performance since its inception.

                                               OCTOBER 31, 1999
CLASS A                                          (UNAUDITED) 1,2
-----------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period                  10.00
                                               ------------------
 Net investment loss                                   (.01)
 Net realized and unrealized gains                     1.24
                                               ------------------
Total from investment operations                       1.23
                                               ==================
Net asset value, end of period                        11.23
                                               ==================
Total return (%) 3                                     12.30

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                 6,040
Ratios to average net assets: (%)
 Expenses                                              1.21 4
 Expenses excluding waiver and
  payments by affiliate                                1.71 4
 Net investment loss                                   (.31) 4
Portfolio turnover rate (%)                           52.60

                                               OCTOBER 31, 1999
CLASS B                                          (UNAUDITED) 1,2
PER SHARE DATA ($)
Net asset value, beginning of period                  10.00
                                               ------------------
 Net investment loss                                   (.04)
 Net realized and unrealized gains                     1.24
                                               ------------------
Total from investment operations                       1.20
                                               ==================
Net asset value, end of period                        11.20
                                               ==================
Total return (%) 3                                    12.00

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                976
Ratios to average net assets: (%)
 Expenses                                              1.85 4
 Expenses excluding waiver and
  payments by affiliate                                2.35 4
 Net investment loss                                   (.94) 4
Portfolio turnover rate (%)                           52.60

                                               OCTOBER 31, 1999
CLASS C                                          (UNAUDITED) 1,2
PER SHARE DATA ($)
Net asset value, beginning of period                  10.00
                                               ------------------
 Net investment loss                                   (.04)
 Net realized and unrealized gains                     1.23
                                               ------------------
Total from investment operations                       1.19
                                               ==================
Net asset value, end of period                        11.19
                                               ==================
Total return (%) 3                                    11.90

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                 6,750
Ratios to average net assets: (%)
 Expenses                                              1.86 4
 Expenses excluding waiver and
  payments by affiliate                                2.36 4
 Net investment loss                                   (.97) 4
Portfolio turnover rate (%)                           52.60

1. Based on average shares outstanding.
2. For the period June 7, 1999 (effective date) to October 31, 1999.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.


FRANKLIN SMALL CAP GROWTH FUND I

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital growth.

MAIN INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) companies. For this fund, small cap companies are those companies with market cap values not exceeding: (i) $1.5 billion; or
(ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The fund generally expects that its portfolio median market cap will significantly exceed the Index's median market cap. The manager may continue to hold an investment for further capital growth opportunities even if the company is no longer small cap. In selecting growth companies, the fund may invest substantially in technology sectors such as electronics, computer software and hardware, telecommunications, internet-related services, and health-care technology.

In addition to its main investments, the fund may invest in equity securities of larger companies. When suitable opportunities are available, the fund may also invest in initial public offerings of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock, are examples of equity securities.

[Begin callout]
The fund invests primarily in common stocks of small cap U.S. companies. [End callout]

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for rapid growth in revenues, earnings, or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Advantages, such as a particular marketing or product niche, proven technology, and industry leadership are all factors the manager believes point to strong long-term growth potential. The manager diversifies the fund's assets across many industries, but from time to time may invest substantially in certain sectors.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks. Because the fund's manager uses an aggressive growth strategy, an investment in the fund involves greater risk and more volatility than an investment in a growth fund investing entirely in proven growth stocks.

TECHNOLOGY COMPANIES Technology and biotechnology industry stocks can be subject to abrupt or erratic price movements. They have historically been volatile in price, especially over the short term, due to the rapid pace of product change and development affecting such companies. Prices often change collectively without regard to the merits of individual companies.

SMALLER COMPANIES While smaller companies may offer opportunities for capital growth, they also have significant risk. Historically, small cap company securities have been more volatile in price than large company securities, especially over the short term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, including increases in interest rates, because of their reliance on credit, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies' securities may be less liquid which may adversely affect their price. Investments in these companies may be considered speculative.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the fund, or only in very limited quantities. Thus, when the fund's size is smaller, any gains from IPOs will have an exaggerated impact on the fund's reported performance than when the fund is larger.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past seven calendar years. The table shows how the fund's average annual total returns compare to those of two broad-based securities market indices. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS1

  21.77%     9.22%    42.20%    27.07%    15.78%   -0.02%    97.08%*
    93        94        95        96        97       98        99

                                     YEAR

[Begin callout]
BEST QUARTER:
Q4 '99 59.78%

WORST QUARTER:
Q3 '98 -23.56%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                            SINCE
                                                          INCEPTION
                                   1 YEAR      5 YEARS    (2/14/92)
----------------------------------------------------------------------
Franklin Small Cap Growth Fund       85.73%*    31.19%       24.83%
I - Class A 2
S&P 500 Index 3                      21.04%     28.56%       20.23%
Russell 2500 Index 4                 24.14%     19.43%       15.26%

                                                             SINCE
                                                           INCEPTION
                                             1 YEAR        (10/2/95)
----------------------------------------------------------------------
Franklin Small Cap Growth                        92.63%*     27.70%
 Fund I - Class C 2
S&P 500 Index 3                                  21.04%      26.39%
Russell 2500 Index 4                             24.14%      16.23%

*Recently many individual stocks and sectors such as technology have significantly exceeded historical norms; investors should generally not expect such outsized returns to continue.
1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the fund's year-to-date return was 13.71% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.
4. Source: Standard & Poor's Micropal. The Russell 2500 Index is an unmanaged group of 2,500 stocks of smaller capitalization companies. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A    CLASS C
----------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%      1.99%
  Load imposed on purchases          5.75%      1.00%
  Maximum deferred sales charge      None 1     0.99% 2
(load)
Exchange fee                          None       None

Please see "Choosing a Share Class" on page 46 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                    CLASS A    CLASS C
----------------------------------------------------------
Management fees                     0.46%    0.46%
Distribution and service (12b-1)    0.25%    1.00%
fees
Other expenses                      0.23%    0.23%
                                    ======================
Total annual fund operating         0.94%    1.69%
expenses
                                    ======================

1. Except for investments of $1 million or more (see page 46) and purchases by certain retirement plans without an initial sales charge.
2. This is equivalent to a charge of 1% based on net asset value.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year; and
o     The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $665 1    $857     $1,065    $1,663
CLASS C                        $368      $627     $1,009    $2,078
If you do not sell your
shares:
CLASS C                        $270      $627     $1,009    $2,078

1. Assumes a contingent deferred sales charge (CDSC) will not apply.


[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the fund's management is:

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the fund since 1992. He joined the Franklin Templeton Group in 1987.

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the fund since 1993. He joined the Franklin Templeton Group in 1992.

AIDAN O'CONNELL, PORTFOLIO MANAGER OF ADVISERS
Mr. O'Connell has been a manager of the fund since 1998. Previously, he was a research associate and a corporate finance associate at Hambrecht & Quist.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended April 30, 1999, the fund paid 0.46% of its average daily net assets to the manager for its services.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.



                                      SIX MONTHS
                                         ENDED
                                      OCTOBER 31,
CLASS A                                  1999 1                    YEAR ENDED APRIL 30,
---------------------------------------------------------------------------------------------------------------
                                      (UNAUDITED)      1999        1998         1997        1996      1995
PER SHARE DATA ($)
Net asset value, beginning of year      24.65          25.93      18.96         19.75       14.90   12.75
                                      -------------- ----------- ------------ ----------- --------- ---------
 Net investment income                    .01            .06        .07           .03         .01     .03
 Net realized and unrealized
 gains (losses)                          6.44          (1.02)      7.92           .04        6.23    3.14
                                      -------------- ----------- ------------ ----------- --------- ---------
Total from investment operations         6.45           (.96)      7.99           .07        6.24    3.17
                                      -------------- ----------- ------------ ----------- --------- ---------
 Distributions from net investment
income                                   -              (.14)      (.09)         (.06)       (.01)   (.02)
 Distributions from net realized
gains                                    -              (.18)      (.93)         (.80)      (1.38)  (1.00)
                                      -------------- ----------- ------------ ----------- --------- ---------
Total distributions                      -              (.32)     (1.02)         (.86)      (1.39)  (1.02)
                                      ============== =========== ============ =========== ========= =========
Net asset value, end of year            31.10          24.65      25.93         18.96       19.75   14.90
                                      ============== =========== ============ =========== ========= =========
Total return (%) 3                      26.17          (3.44)     43.09           .14       44.06   27.05

RATIOS/SUPPLEMENTAL DATA
Net assets, end
of year ($ x 1,000)                   5,754,813     4,251,284    3,957,972    1,071,352   444,912   63,010
Ratios to
average net assets: (%)
 Expenses                                 .91 4         .94         .89           .92         .97     .69
 Expenses excluding waiver and
 payments by affiliate                    .91 4         .94         .89           .92        1.00    1.16
 Net investment income                    .06 4         .30         .32           .10         .09     .25
Portfolio turnover rate (%)             17.18         46.73       42.97         55.27       87.92   104.84

                                         Six Months
                                           Ended
                                         October 31,
Class C                                    1999                       Year ended April 30,
-------------------------------------------------------------------------------------------------
                                        (unaudited)      1999         1998         1997    1996 2

Per share data ($)
Net asset value,
beginning of year                          24.32         25.59        18.78        19.66   17.94
                                      ------------- ------------ ----------- ------------ ---------
 Net investment loss                        (.09)         (.09)        (.02)        (.05)   (.03)
 Net realized and unrealized
 gains (losses)                             6.34         (1.00)        7.76         (.03)   2.71
                                      ------------- ------------ ----------- ------------ ---------
Total from investment operations
                                            6.25         (1.09)        7.74         (.08)   2.68
                                      ------------- ------------ ----------- ------------ ---------
Distributions from net realized
gains                                       -             (.18)        (.93)        (.80)   (.96)
                                      ============= ============ =========== ============ =========
Net asset value, end of year               30.57         24.32        25.59        18.78   19.66
                                      ============= ============ =========== ============ =========
Total return (%) 3                         25.70         (4.08)       42.06         (.65)  15.98

Ratios/supplemental data
Net assets, end
of year ($ x 1,000)                      993,786       764,715      731,707      146,164  24,102
Ratios to
average net assets: (%)
 Expenses                                   1.66 4        1.69         1.64         1.69    1.76 4
 Net investment loss                        (.69) 4       (.44)        (.42)        (.70)   (.69) 4
Portfolio turnover rate (%)                17.18         46.73        42.97        55.27   87.92

1. Based on average shares outstanding.
2. For the period October 1, 1995 (effective date) to April 30, 1996 for
Class C.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.

FRANKLIN SMALL CAP GROWTH FUND II

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is long-term capital growth.

MAIN INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) companies. For this fund, small cap companies are those companies with market cap values not exceeding: (i) $1.5 billion; or
(ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The manager may continue to hold an investment for further capital growth opportunities even if the company is no longer small cap. In selecting growth companies, the fund may invest substantially in technology sectors such as electronics, computer software and hardware, telecommunications, internet-related services, and health-care technology.

In addition to its main investments, the fund may invest in equity securities of larger companies. When suitable opportunities are available, the fund may also invest in initial public offerings of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock, are examples of equity securities.

[Begin callout]
The fund invests primarily in common stocks of small cap U.S. companies. [End callout]

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for rapid growth in revenues, earnings, or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Advantages, such as a particular marketing or product niche, proven technology, and industry leadership are all factors the manager believes point to strong long-term growth potential. The manager diversifies the fund's assets across many industries, but from time to time may invest substantially in certain sectors.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, their value tends to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets.

GROWTH STYLE STOCK INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks. Because the fund's manager uses an aggressive growth strategy, an investment in the fund involves greater risk and more volatility than an investment in a growth fund investing entirely in proven growth stocks.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

SMALLER COMPANIES While smaller companies may offer opportunities for capital growth, they also have significant risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, including increases in interest rates, because of their reliance on credit, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies' securities may be less liquid which may adversely affect their price. Investments in these companies may be considered speculative.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the fund, or only in very limited quantities. Thus, when the fund's size is smaller, any gains from IPOs will have an exaggerated impact on the fund's reported performance than when the fund is larger.

TECHNOLOGY COMPANIES Technology and biotechnology industry stocks can be subject to abrupt or erratic price movements. They have historically been volatile in price, especially over the short term, due to the rapid pace of product change and development affecting such companies. Prices often change collectively without regard to the merits of individual companies.

More detailed information about the fund, its policies and risks can be found in the SAI.

[Insert graphic of bull and bear] PERFORMANCE

Because the fund is new, it has no performance history.

[Insert graphic of a percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%        4.00%    1.99%
  Load imposed on purchases          5.75%        None     1.00%
  Maximum deferred sales charge      None 1       4.00% 2  0.99% 3
(load)
Exchange fee 4                       $5.00        $5.00    $5.00

Please see "Choosing a Share Class" on page 46 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)5

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Management fees 6                    0.55%        0.55%    0.55%
Distribution and service
(12b-1) fees                         0.35%        1.00%    1.00%
Other expenses                       0.60%        0.60%    0.60%
                                     -------------------------------
Total annual fund operating          1.50%        2.15%    2.15%
expenses 6                           -------------------------------

1. Except for investments of $1 million or more (see page 46)and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. This fee is only for market timers (see page 59).
5. The management fees and distribution and service (12b-1) fees shown are based on the fund's maximum contractual amount. Other expenses are estimated.
6. The manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that total annual fund operating expenses do not exceed 1.40% for Class A, 2.05% for Class B and 2.05% for Class C for the current fiscal year. After April 30, 2001, the manager and administrator may end this arrangement at any time upon notice to the fund's Board of Trustees.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year; and
o     The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS
--------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $719 1    $1,022
CLASS B                        $618      $  973
CLASS C                        $415      $  766
If you do not sell your
shares:
CLASS B                        $218      $  673
CLASS C                        $316      $  766

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404 is the fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the fund's management:

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1987.

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1992.

AIDAN O'CONNELL, PORTFOLIO MANAGER OF ADVISERS
Mr. O'Connell has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1998. Previously, he was a research associate and a corporate finance associate at Hambrecht & Quist.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. The fee is equal to an annual rate of:

o     0.550% of the value of net assets up to and including $500 million;
o 0.450 of the value of net assets over $500 million up to and including $1 billion;
o 0.400 of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.350 of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.325 of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.300 of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.290 of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.280 of the value of net assets over $19 billion up to and including $21.5 billion;
o     0.270 of the value of net assets in excess of $21.5 billion.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee any fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for each fund's distributions will vary. Please keep in mind that if you invest in a fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for a fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, a fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the fund to do so.
 [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale.

Distributions of ordinary income and capital gains, and gains from the sale or exchange of your fund shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a fund.

YOUR ACCOUNT

[Insert graphic of pencil marking an X] CHOOSING A SHARE CLASS

The Aggressive Growth Fund, California Fund, Large Cap Fund and Small Cap Fund II each offer Class A, B and C shares. The Small Cap Fund I offers Class A and C shares. Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                 CLASS B                CLASS C
----------------------------------------------------------------------
o Initial sales charge  o No initial sales     o Initial sales
  of 5.75% or less        charge                 charge of 1%

o Deferred sales        o Deferred sales       o Deferred sales
  charge of 1% on         charge of 4% on        charge of 1% on
  purchases of $1         shares you sell        shares you sell
  million or more sold    within the first       within 18 months
  within 12 months        year, declining to
                          1% within six years
                          and eliminated
                          after that

o Lower annual          o Higher annual        o Higher annual
  expenses than Class     expenses than Class    expenses than Class
  B or C due to lower     A (same as Class C)    A (same as Class B)
  distribution fees       due to higher          due to higher
                          distribution fees.     distribution fees.
                          Automatic              No conversion to
                          conversion to Class    Class A shares, so
                          A shares after         annual expenses do
                          eight years,           not decrease.
                          reducing future
                          annual expenses.



SALES CHARGES - CLASS A

                             THE SALES CHARGE
                              MAKES UP THIS %   WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING  OF YOUR NET INVESTMENT
                                   PRICE
----------------------------------------------------------------------
Under $50,000                      5.75                 6.10
$50,000 but under $100,000         4.50                 4.71
$100,000 but under $250,000        3.50                 3.63
$250,000 but under $500,000        2.50                 2.56
$500,000 but under $1              2.00                 2.04
million

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 49), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 48).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Aggressive Growth Fund and Large Cap Fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. For the California Fund, Small Cap Fund I and Small Cap Fund II, Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the funds to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS     THIS % IS DEDUCTED FROM
AFTER BUYING THEM          YOUR PROCEEDS AS A CDSC
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 48). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                          THE SALES
WHEN YOU INVEST THIS      CHARGE MAKES UP  WHICH EQUALS THIS % OF
AMOUNT                    THIS % OF THE    YOUR NET INVESTMENT
                          OFFERING PRICE
-------------------------------------------------------------------
Under $1 million                1.00               1.01

 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
      IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 0.75% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 54 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

    TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR
                             ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

MINIMUM INVESTMENTS
----------------------------------------------------------------
                                        INITIAL      ADDITIONAL
----------------------------------------------------------------
Regular accounts                        $1,000       $50
----------------------------------------------------------------
Automatic investment plans              $50 ($25     $50 ($25
                                        for an       for an
                                        Education    Education
                                        IRA)         IRA)
----------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
----------------------------------------------------------------
Retirement accounts                     no minimum   no minimum
(other than IRAs, IRA rollovers,
Education IRAs or Roth IRAs)
----------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or
Roth IRAs                               $250         $50
----------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
----------------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their
immediate family members                $100         $50
----------------------------------------------------------------

 PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN YOUR
                            STATE OR JURISDICTION.

Class A shares of the Small Cap Fund I are available only to the following investors:

o Current shareholders who owned Class A shares of Small Cap Fund I as of the close of business on April 30, 2000.
o     Retirement plans: Current and new investors in retirement plans.
o     Wrap programs: Current and new investors in wrap programs.







ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES          OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
[Insert graphic of     Contact your           Contact your
hands shaking]         investment             investment
                       representative         representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE

----------------------------------------------------------------------
[Insert graphic of     Make your check        Make your check
envelope]              payable to the fund.   payable to the fund.
                                              Include your account
BY MAIL                Mail the check and     number on the check.
                       your signed
                       application to         Fill out the deposit
                       Investor Services.     slip from your account
                                              statement. If you do
                                              not have a slip,
                                              include a note with
                                              your name, the fund
                                              name, and your account
                                              number.

                                              Mail the check and
                                              deposit slip or note
                                              to Investor Services.

----------------------------------------------------------------------
[Insert graphic of     Call to receive a      Call to receive a wire
three lightning bolts] wire control number    control number and
                       and wire instructions. wire instructions.
BY WIRE
                       Wire the funds and     To make a same day
1-800/632-2301         mail your signed       wire investment,
(or 1-650/312-2000     application to         please call us by 1:00
collect)               Investor Services.     p.m. Pacific time and
                       Please include the     make sure your wire
                       wire control number    arrives by 3:00 p.m.
                       or your new account
                       number on the
                       application.

                       To make a same day
                       wire investment,
                       please call us by
                       1:00 p.m. Pacific
                       time and make sure
                       your wire arrives by
                       3:00 p.m.

----------------------------------------------------------------------
[Insert graphic of     Call Shareholder       Call Shareholder
two arrows pointing    Services at the        Services at the number
in opposite            number below, or send  below or our automated
directions]            signed written         TeleFACTS system, or
                       instructions. The      send signed written
BY EXCHANGE            TeleFACTS system       instructions.
                       cannot be used to
TeleFACTS(R)           open a new account.    (Please see page 54
1-800/247-1753                                for information on
(around-the-clock      (Please see page 54    exchanges.)
access)                for information on
                       exchanges.)


----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.


AUTOMATIC PAYROLL DEDUCTION You may invest in a fund automatically by transferring money from your paycheck to a fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

EXCHANGES INTO CLASS A SHARES OF SMALL CAP FUND I FROM OTHER FRANKLIN TEMPLETON FUNDS WILL BE ACCEPTED ONLY TO ADD TO AN EXISTING ACCOUNT AND NOT TO ESTABLISH A NEW ACCOUNT, OTHER THAN A RETIREMENT PLAN ACCOUNT OR INVESTORS IN WRAP PROGRAMS.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page 59).

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application. Please keep in mind that if a systematic withdrawal plan exhausts the Small Cap Fund I - Class A Shares in your account, your account will be closed and you will not be able to buy additional Small Cap Fund I Class A Shares or to reopen your account.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply. Please also keep in mind that if you sell all the Class A Shares in your Small Cap Fund I account, your Small Cap Fund I account will be closed and you will not be able to buy additional Small Cap Fund I Class A Shares or to reopen your Small Cap Fund I account.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.
A notary public CANNOT provide a signature guarantee.
[End callout]

o     you are selling more than $100,000 worth of shares
o     you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.






SELLING SHARES
                                TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------------------
[Insert graphic of hands        Contact your investment
shaking]                        representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE

----------------------------------------------------------------------
[Insert graphic of envelope]    Send written instructions and
BY MAIL                         endorsed share certificates (if you
                                hold share certificates) to Investor
                                Services. Corporate, partnership or
                                trust accounts may need to send
                                additional documents.

                                Specify the fund, the account number
                                and the dollar value or number of
                                shares you wish to sell. If you own
                                both Class A and B shares, also
                                specify the class of shares,
                                otherwise we will sell your Class A
                                shares first. Be sure to include all
                                necessary signatures and any
                                additional documents, as well as
                                signature guarantees if required.

                                A check will be mailed to the
                                name(s) and address on the account,
                                or otherwise according to your
                                written instructions.

----------------------------------------------------------------------
[Insert graphic of phone]       As long as your transaction is for
                                $100,000 or less, you do not hold
BY PHONE                        share certificates and you have not
                                changed your address by phone within
1-800/632-2301                  the last 15 days, you can sell your
                                shares by phone.

                                A check will be mailed to the
                                name(s) and address on the account.
                                Written instructions, with a
                                signature guarantee, are required to
                                send the check to another address or
                                to make it payable to another person.

----------------------------------------------------------------------
[Insert graphic of three        You can call or write to have
lightning bolts]                redemption proceeds sent to a bank
                                account.  See the policies above for
BY ELECTRONIC FUNDS TRANSFER    selling shares by mail or phone.
(ACH)
                                Before requesting to have redemption
                                proceeds sent to a bank account,
                                please make sure we have your bank
                                account information on file.  If we
                                do not have this information, you
                                will need to send written
                                instructions with your bank's name
                                and address, a voided check or
                                savings account deposit slip, and a
                                signature guarantee if the ownership
                                of the bank and fund accounts is
                                different.

                                If we receive your request in proper
                                form by 1:00 p.m. Pacific time,
                                proceeds sent by ACH generally will
                                be available within two to three
                                business days.

----------------------------------------------------------------------
[Insert graphic of two arrows   Obtain a current prospectus for the
pointing in opposite            fund you are considering.
directions]
                                Call Shareholder Services at the
BY EXCHANGE                     number below or our automated
                                TeleFACTS system, or send signed
TeleFACTS(R)                      written instructions. See the
1-800/247-1753                  policies above for selling shares by
(around-the-clock               mail or phone.
access)
                                If you hold share certificates, you
                                will need to return them to the fund
                                before your exchange can be
                                processed.
----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE Each fund calculates its net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).
You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the fund's transfer agent. The California Fund and Small Cap Fund I do not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserve certain rights, including:

o The funds may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the funds may change their investment minimums or waive or lower their minimums for certain purchases.
o The funds may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, each fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the funds promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                    CLASS A       CLASS B   CLASS C
----------------------------------------------------------------------
COMMISSION (%)                     -                4.00       2.00
Investment under $50,000           5.00             -          -
$50,000 but under $100,000         3.75             -          -
$100,000 but under $250,000        2.80             -          -
$250,000 but under $500,000        2.00             -          -
$500,000 but under $1 million      1.60             -          -
$1 million or more                 up to 1.00 1     -          -
12B-1 FEE TO DEALER                0.25 2           0.25 3     1.00 4

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. The Aggressive Growth Fund and Large Cap Fund may each pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information      1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)







FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENTS OF ADDITIONAL INFORMATION (SAIS)

Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com

You also can obtain information about each fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.


Investment Company Act file #811-6243               FSS1 P 05/00



Prospectus

FRANKLIN SMALL CAP GROWTH FUND II - ADVISOR CLASS

FRANKLIN STRATEGIC SERIES

INVESTMENT STRATEGY   GROWTH

May 1, 2000





















[Insert Franklin Templeton Ben Head]



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

2          Goal and Strategies

4          Main Risks

6          Performance

6          Fees and Expenses

7          Management

8          Distributions and Taxes

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

9          Qualified Investors

11         Buying Shares

12         Investor Services

15         Selling Shares

17         Account Policies

19         Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND


[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is long-term capital growth.

MAIN INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) companies. For this fund, small cap companies are those companies with market cap values not exceeding: (i) $1.5 billion; or
(ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The manager may continue to hold an investment for further capital growth opportunities even if the company is no longer small cap. In selecting growth companies, the fund may invest substantially in technology sectors such as electronics, computer software and hardware, telecommunications, internet-related services, and health-care technology.

In addition to its main investments, the fund may invest in equity securities of larger companies. When suitable opportunities are available, the fund may also invest in initial public offerings of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock, are examples of equity securities.

[Begin callout]
The fund invests primarily in common stocks of small cap U.S. companies. [End callout]

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for rapid growth in revenues, earnings, or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Advantages, such as a particular marketing or product niche, proven technology, and industry leadership are all factors the manager believes point to strong long-term growth potential. The manager diversifies the fund's assets across many industries, but from time to time may invest substantially in certain sectors.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, their value tends to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets.

GROWTH STYLE STOCK INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks. Because the fund's manager uses an aggressive growth strategy, an investment in the fund involves greater risk and more volatility than an investment in a growth fund investing entirely in proven growth stocks.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

SMALLER COMPANIES While smaller companies may offer opportunities for capital growth, they also have significant risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, including increases in interest rates, because of their reliance on credit, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies' securities may be less liquid which may adversely affect their price. Investments in these companies may be considered speculative.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the fund, or only in very limited quantities. Thus, when the fund's size is smaller, any gains from IPOs will have an exaggerated impact on the fund's reported performance than when the fund is larger.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

TECHNOLOGY COMPANIES Technology and biotechnology industry stocks can be subject to abrupt or erratic price movements. They have historically been volatile in price, especially over the short term, due to the rapid pace of product change and development affecting such companies. Prices often change collectively without regard to the merits of individual companies.

More detailed information about the fund, its policies and risks can be found in the SAI.

[Insert graphic of a bull and a bear] PERFORMANCE

Because the fund is new, it has no performance history.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     ADVISOR
                                     CLASS
--------------------------------------------------
Maximum sales charge (load)
imposed on purchases                 None
Exchange fee                         None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)1

                                     ADVISOR
                                     CLASS
--------------------------------------------------
Management fees 2                    0.55%
Distribution and service
(12b-1) fees                         None
Other expenses                       0.60%
                                     -------------
Total annual fund operating          1.15%
expenses 2
                                     -------------


1. The management fees shown here are based on the fund's maximum contractual amount. Other expenses are estimated.
2. The manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that total annual fund operating expenses do not exceed 1.05% for the current fiscal year. After April 30, 2001, the administrator and manager may end this arrangement at any time.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year;
o     The fund's operating expenses remain the same; and
o     You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR     3 YEARS
---------------------

$117       $365

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404-7777 is the fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the fund's management is:

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1987.

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1992.

AIDAN O'CONNELL, PORTFOLIO MANAGER OF ADVISERS
Mr. O'Connell has been a manager of the fund since its inception. Previously, he was a research associate and a corporate financial associate at Hambrecht & Quist.

The fund pays Advisers a fee for managing the fund's assets. The fee is equal to an annual rate of:

o     0.550% of the value of net assets up to and including $500 million;
o 0.450 of the value of net assets over $500 million up to and including $1 billion;
o 0.400 of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.350 of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.325 of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.300 of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.290 of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.280 of the value of net assets over $19 billion up to and including $21.5 billion;
o     0.270 of the value of net assets in excess of $21.5 billion.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R). TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale.

Distributions of ordinary income and capital gains, and gains from the sale or exchange of your shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.

YOUR ACCOUNT

[Insert graphic of pencil marking an X] QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the fund.

o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
 [End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any of the Franklin Templeton Funds and $50 additional.

o  Accounts managed by the Franklin Templeton Group. Minimum investments:
   No initial minimum and $50 additional.

o  The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments:
   No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in the Franklin Templeton Funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in the Franklin Templeton Funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds. There are certain other requirements and the group must have a purpose other than buying fund shares without a sales charge.

Please note that Advisor Class shares of the fund generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the fund's Advisor Class shares.

[Insert graphic of paper with lines
and someone writing] BUYING SHARES

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see below).


BUYING SHARES
----------------------------------------------------------------------
                   OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic
of hands shaking]
                   Contact your investment   Contact your investment
THROUGH YOUR       representative            representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
                   Make your check payable   Make your check payable
[Insert graphic    to the Franklin Small     to Franklin Small Cap
of envelope]       Cap Growth Fund II.       Growth Fund II.the
                                             fund. Include your
BY MAIL            Mail the check and your   account number on the
                   signed application to     check.
                   Investor Services.
                                             Fill out the deposit
                                             slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the fund
                                             name, and your  account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
[Insert graphic    Call  to receive a wire   Call to receive a wire
of three           control number and wire   control number and wire
lightning bolts]   instructions.             instructions.

                   Wire the funds and mail   To make a same day wire
                   your signed application   investment, please call
BY WIRE            to Investor Services.     us by 1:00 p.m. Pacific
                   Please include the wire   time and make sure your
1-800/632-2301     control number or your    wire arrives by 3:00
(or                new account number on     p.m.
1-650/312-2000     the application.
collect)
                   To make a same day wire
                   investment, please call
                   us by 1:00 p.m. Pacific
                   time and make sure your
                   wire arrives by 3:00
                   p.m.
----------------------------------------------------------------------
[Insert graphic    Call Shareholder          Call Shareholder
of two arrows      Services at the number    Services at the number
pointing in        below, or send signed     below, or send signed
opposite           written instructions.     written instructions.
directions]        Please see page 13 for    Please see page 13 for
                   information on exchanges. information on
BY EXCHANGE                                  exchanges.
----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983

                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the fund automatically by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or in Advisor Class or Class A shares of another Franklin Templeton Fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton Fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton Fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund, you also may exchange your shares for Class A shares of those funds (without any sales charge) or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page 18).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o     you are selling more than $100,000 worth of shares
o     you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
[Insert graphic of
hands shaking]
                      Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
[Insert graphic of    Send written instructions and endorsed
envelope]             share certificates (if you hold share
                      certificates) to Investor Services.
BY MAIL               Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. Be sure to
                      include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
[Insert graphic of    As long as your transaction is for
phone]                $100,000 or less, you do not hold share
                      certificates and you have not changed
BY PHONE              your address by phone within the last
                      15 days, you can sell your shares by
1-800/632-2301        phone.

                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the
                      check to another address or to make it
                      payable to another person.
---------------------------------------------------------------
[Insert graphic  of   You can call or write to have
three lightning       redemption proceeds sent to a bank
bolts]                account. See the policies above for
                      selling shares by mail or phone.

                      Before requesting to have redemption
                      proceeds sent to a bank account, please
BY ELECTRONIC FUNDS   make sure we have your bank account
TRANSFER (ACH)        information on file. If we do not have
                      this information, you will need to send
                      written instructions with your bank's
                      name and address, a voided check or
                      savings account deposit slip, and a
                      signature guarantee if the ownership of
                      the bank and fund accounts is different.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time,
                      proceeds sent by ACH generally will be
                      available within two to three business
                      days.
---------------------------------------------------------------
[Insert graphic of    Obtain a current prospectus for the
two arrows pointing   fund you are considering.
in opposite
directions]           Call Shareholder Services at the number
                      below or send signed written
BY EXCHANGE           instructions. See the policies above
                      for selling shares by mail or phone.

                      If you hold share certificates, you
                      will need to return them to the fund
                      before your exchange can be processed.
---------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983

                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund does not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark]QUESTIONS

If you have any questions about the fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information      1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services
                      1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor  Services     1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)


                                          Doc. #301579 v.0301579 4/5/00 1:36 PM

FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com




You also can obtain information about the fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.


Investment Company Act file #811-6243               465 PA 05/00



FRANKLIN SMALL CAP GROWTH FUND II
CLASS A, B & C

FRANKLIN STRATEGIC SERIES

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2000

[Insert Franklin Templeton Ben Head]

P.O. BOX 997151,  SACRAMENTO, CA 95899-9983  1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated May 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS
Goal and Strategies..............................   2
Risks............................................   12
Officers and Trustees............................   18
Management and Other Services....................   21
Portfolio Transactions...........................   22
Distributions and Taxes..........................   23
Organization, Voting Rights and Principal
  Holders........................................   25
Buying and Selling Shares........................   26
Pricing Shares...................................   32
The Underwriter..................................   33
Performance......................................   34
Miscellaneous Information........................   36
Description of Ratings...........................   36

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------

GOAL AND STRATEGIES
-------------------------------------------------------------------------------

The fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.

Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) companies. The manager may continue to hold an investment for further capital growth opportunities even if the company is no longer small cap. In selecting growth companies, the fund may invest substantially in technology sectors such as electronics, computer software and hardware, telecommunications, internet-related services, and health-care technology.

Although the fund's assets will be invested primarily in equity securities of small-cap companies, the fund may invest up to 35% of its assets in other securities, including equity securities of larger companies, which may cause its performance to vary from that of the small capitalization equity markets.

EQUITY SECURITIES Equity securities of small-cap companies may consist of common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include warrants or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

CONVERTIBLE SECURITIES The fund currently does not intend to invest more than 10% of its assets in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When that convertible security is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock.

A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations of the issuer in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatorily convertible securities (e.g., ACES, DECS, PRIDES, and SAILS-each issuer has a different acronym for their version of these securities) are considered the most equity like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically 500 to 600 basis points higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance.

Enhanced convertible preferred securities (e.g., QUIPS, TOPrS, and TECONS) are, from an investor's viewpoint, essentially convertible preferred securities, i.e. they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The proceeds of the convertible preferred stock offering pass through to the company. The company then issues a convertible subordinated debenture to the special purpose vehicle. This convertible subordinated debenture has identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeables and standard convertible structures is that the issuing company is a different company to that of the underlying shares.

Yield enhanced stock (YES, also known as PERCS) mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatories is that the participation in stock price appreciation is capped.

Zero-coupon and deep-discount convertible bonds (OID and LYONs) include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. The fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The fund, however, intends to acquire liquid convertible securities, though there can be no assurances that this will be achieved.

LATE STAGE PRIVATE PLACEMENTS The fund may invest up to 5% of its assets in private placements, particularly late stage private placements. Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offering will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the fund may be subject to contractual limitations on its ability to sell the shares.

DEBT SECURITIES represent a loan of money by the purchaser of the securities to the issuer. The fund may invest in debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income is incidental to the fund's goal of long-term capital growth. The fund may invest in debt securities rated B or above by Moody's or S&P(R), or in unrated securities the manager determines are of comparable quality. Currently, however, the fund does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P(R) or Baa by Moody's or, if unrated, that the manager determines to be of comparable quality. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value.

RATINGS. Various investment services publish ratings of some of the debt securities in which the fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P(R) or from unrated securities deemed by the fund's manager to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect other risk, such as the risk of fluctuations in market value and are not absolute standards of quality. However, lower rated securities typically are riskier than investment grade securities. Bonds that are rated C by Moody's are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P(R) are securities on which no interest is being paid.

Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the manager to assess whether, at the time of purchase, the planned investment offers potential returns that are reasonable in light of the risks involved. The fund, in its evaluation of the overall investment merits of a security, will consider the fact that the rating on an issue held in the fund's portfolio is changed by the rating service or the security goes into default but, in general, will not automatically sell the security.

FOREIGN SECURITIES Although the fund may invest up to 25% of its assets in foreign securities, including those of emerging markets issuers and depositary receipts, it does not intend to invest more than 10% in foreign securities, generally, nor more than 5% in emerging markets securities, specifically. The fund may invest in foreign securities, provided the investments are consistent with its objectives and comply with its concentration and diversification policies. The fund may buy the securities of foreign issuers directly in foreign markets. The securities of foreign issuers may be denominated in foreign currency. The fund may also buy foreign securities that are traded in the U.S. and depositary receipts.

American Depositary Receipts (ADRs) are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts also involve the same risks as direct investments in foreign securities, as discussed below. For purposes of the fund's investment policies, the fund will consider its investments in depositary receipts to be investments in the underlying securities.

SMALL-CAP COMPANIES are often overlooked by investors or undervalued in relation to their earnings power. Because small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

REAL ESTATE INVESTMENT TRUSTS (REITS) typically invest directly in real estate and/or in mortgages and loans collateralized by real estate. The fund currently does not intend to invest more than 10% of its assets in REITs, including small company REITs. "Equity" REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate of a specific geographic region or property type.

REPURCHASE AGREEMENTS The fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements. Under a repurchase agreement, the fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by there purchase transaction.

REVERSE REPURCHASE AGREEMENTS are the opposite of repurchase agreements but involve similar mechanics and risks. The fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price and date. Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 102% of the dollar amount sold by the fund are segregated, i.e., set aside, as collateral and marked-to-market daily to maintain coverage of at least 100%. Reverse repurchase agreements involve the risk that the market value of the securities retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. A default by the purchaser might cause the fund to experience a loss or delay in the liquidation costs. The fund intends to enter into reverse repurchase agreements with domestic or foreign banks or securities dealers. The manager will evaluate the creditworthiness of these entities prior to engaging in such transactions and it will conduct these activities under the general supervision of the board.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 30% of the value of the fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund also continues to receive any distributions paid on the loaned securities. The fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The fund will lend its securities only to parties who meet creditworthiness standards approved by the fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

SECURITIES INDUSTRY RELATED INVESTMENTS Securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors are considered to be part of the financial services industry. Generally, under the Investment Company Act of 1940, as amended (the "1940 Act"), the fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the fund's board of trustees. The fund does not believe that these limitations will impede the attainment of its investment goal.

BORROWING The fund may borrow in excess of 5% of its total assets only from banks for temporary or emergency purposes and up to 5% for any purpose other than direct investments in securities. The fund may borrow from banks up to 33 1/3% of its total net assets. In addition, the fund may enter into borrowing arrangements with non-banks under specified conditions. Under federal securities laws, the fund may borrow from banks and is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.

Leveraging by means of borrowing may make any change in the fund's net asset value even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the borrowing may decrease in value while the borrowing is outstanding, which may force the fund to use its other assets to increase the collateral. In addition, the money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances). The cost of borrowing may exceed the income received from the securities purchased with borrowed funds.

In addition to borrowing for leverage purposes, the fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than cash flow considerations. See "Investment restrictions" for more information about the fund's policies with respect to borrowing.

WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS are arrangements under which the fund buys securities that have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally within 15 to 60 days. Purchases of securities on a when-issued or delayed delivery basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. To the extent the fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, and not for the purpose of investment leverage. Although the fund will generally buy securities on a when-issued or TBA basis with the intention of holding the securities, it may sell the securities before the settlement date if the manager believes it is advisable to do so.

When the fund is the buyer in this type of transaction, it will maintain, in a segregated account with its custodian bank, cash or marketable securities having an aggregate value equal to the amount of the fund's purchase commitments until payment is made. As a buyer in one of these transactions, the fund relies on the seller to complete the transaction. The seller's failure to do so may cause the fund to miss a price or yield considered advantageous to the fund. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when-issued, delayed delivery or TBA transaction is a form of leverage that may affect changes in net asset value to a greater extent.

STANDBY COMMITMENT AGREEMENTS If the fund enters into a standby commitment agreement, it will be obligated, for a set period of time, to buy a certain amount of a security that may be issued and sold to the fund at the option of the issuer. The price of the security is set at the time of the agreement. The fund will receive a commitment fee typically equal to 0.5% of the purchase price of the security. The fund will receive this fee regardless of whether the security is actually issued.

The fund may enter into a standby commitment agreement to invest in the security underlying the commitment at a yield or price that the manager believes is advantageous to the fund. The fund will not enter into a standby commitment if the remaining term of the commitment is more than 45 days. If the fund enters into a standby commitment, it will keep cash or high-grade marketable securities in a segregated account with its custodian bank in an amount equal to the purchase price of the securities underlying the commitment.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the fund's books on the date the security can reasonably be expected to be issued. The value of the security will then be reflected in the calculation of the fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. If the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

OPTIONS, FUTURES, AND OPTIONS ON FINANCIAL FUTURES A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. A futures contract is an obligation to buy or sell a specified security or currency at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Options, futures, and options on futures are considered "derivative securities."

The fund may buy and sell options on securities and securities indices. The fund may only buy options if the premiums paid for such options total 5% or less of net assets.

The fund may buy and sell futures contracts for securities and currencies. The fund may also buy and sell securities index futures and options on securities index futures. The fund may invest in futures contracts only to hedge against changes in the value of its securities or those it intends to buy. The fund will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets.

OPTIONS - GENERAL. The fund may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. Additionally, the fund may "close out" options it has entered into.

A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. The OTC market is the dealer-to-dealer market in securities, in this case, option securities in which the fund may buy or sell.

WRITING COVERED CALL AND PUT OPTIONS ON SECURITIES. The fund may write options to generate additional income and to hedge its portfolio against market or exchange rate movements. The writer of covered calls gives up the potential for capital appreciation above the exercise price of the option should the underlying stock rise in value. If the value of the underlying stock rises above the exercise price of the call option, the security may be "called away" and the fund required to sell shares of the stock at the exercise price. The fund will realize a gain or loss from the sale of the underlying security depending on whether the exercise price is greater or less than the purchase price of the stock. Any gain will be increased by the amount of the premium received from the sale of the call; any loss will be decreased by the amount of the premium received. If a covered call option expires unexercised, the fund will realize a gain in the amount of the premium received. If, however, the stock price decreases, the hedging benefit of the covered call option is limited to the amount of the premium received.

A call option written by the fund is "covered" if:

(a) the fund owns the underlying security that is subject to the call; or

(b) the fund has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.

A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held:

(a) is equal to or less than the exercise price of the call written; or

(b) is greater than the exercise price of the call written if the difference in exercise prices is maintained by the fund in cash and marketable securities in a segregated account with its custodian bank.

Options may be written in connection with "buy-and-write" transactions; that is, the fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of- the-money") the current value of the underlying security at the time the option is written.

The writer of covered puts retains the risk of loss should the underlying security decline in value. If the value of the underlying stock declines below the exercise price of the put option, the security may be "put to" the fund and the fund required to buy the stock at the exercise price. The fund will incur an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received.

A put option written by the fund is "covered" if the fund maintains cash and marketable securities. A put option is also covered if the fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased.

There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the fund.

Effecting a closing transaction in the case of a written call option allows the fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other fund investments. If the fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or less than the premium paid to buy the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

BUYING CALL AND PUT OPTIONS ON SECURITIES. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. The fund may also buy call options on securities held in its portfolio and on which it has written call options.

As the holder of a put option, the fund has the right to sell the underlying security at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire.

The fund may buy a put option on an underlying security owned by the fund ("a protective put") as a hedging technique in order to protect against an anticipated decline in the market value of the security. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

The fund may also buy put options at a time when it does not own the underlying security. By buying put options on a security it does not own, the fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OVER-THE-COUNTER (OTC) OPTIONS. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. The fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the fund originally wrote the option. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The fund understands the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The fund and the manager disagree with this position. Nevertheless, pending a change in the staff's position, the fund will treat OTC options and "cover" assets as subject to the fund's limitation on illiquid securities.

OPTIONS ON STOCK INDICES. The fund may also buy and sell both call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stock.

When the fund writes an option on a stock index, the fund may cover the option by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. The fund may also cover by establishing a segregated account containing cash or marketable securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The fund will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS - GENERAL. Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it buys or sells financial futures contracts.

FINANCIAL FUTURES. Financial futures contracts are commodity contracts that obligate the purchaser or seller to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price.

A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The fund may enter into futures contracts on foreign currencies, interest rates, or on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. The fund may also enter into futures contracts on corporate securities and non-U.S. government debt securities, but such futures contracts are not currently available.

At the same time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment ("initial deposit"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, the fund must maintain with its custodian bank, to the extent required by the rules of the Securities and Exchange Commission (SEC), assets in a segregated account to cover its obligations with respect to such contract, which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the market value of such futures contract or related option.

At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The obligation to make or take delivery is ended by buying (or selling, as the case may be) on an exchange an identical financial futures contract calling for delivery in the same month. All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded. The fund will incur brokerage fees when it buys or sells financial futures.

The fund will not engage in transactions in futures contracts for speculation. Futures contracts will be used as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy or to attempt to protect the fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. When the fund buys futures contracts or related call options, marketable instruments equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the fund will be deposited in a segregated account with the custodian bank to collateralize such long positions.

OPTIONS ON FUTURES CONTRACTS. The fund may purchase and write options on futures contracts for hedging purposes only. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the price of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, the option may be less risky than direct ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when the fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or appreciation in the value of a foreign currency against the U.S. dollar.

If the fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the fund's holdings. If the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities that the fund intends to purchase. If a put or call option the fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the fund's losses from existing options on futures may be affected by changes in the value of its portfolio securities.

STOCK INDEX FUTURES AND OPTIONS ON THESE FUTURES. The fund may buy and sell stock index futures contracts and options on stock index futures contracts that trade on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. In general, the fund may invest in index futures for hedging purposes. Open futures contracts are valued on a daily basis and the fund may be obligated to provide or receive cash reflecting any decline or increase in the contracts value.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset a possible decrease in market value of its equity securities. When the fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. To hedge against risks of market price fluctuations, the fund may buy and sell call and put options on stock index futures. The need to hedge against these risks will depend on the extent of diversification of the fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the writer of the option will deliver to the holder of the option the accumulated balance in the writer's futures margin account representing the amount that the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

FUTURE DEVELOPMENTS. The fund may take advantage of opportunities in the area of options, futures, and options in futures and any other derivative investments that are not presently contemplated for use by the fund or that are not currently available but which may be developed, to the extent such opportunities are consistent with the fund's investment goal and legally permissible for the fund.

ILLIQUID SECURITIES The fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 ("restricted securities"), or in other securities which, in the opinion of the board, may be illiquid.

Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them. Reduced liquidity in the secondary market for certain securities may make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

Securities acquired outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market are not considered to be illiquid assets if: (a) the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. The fund will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the fund has reason to believe that they could not resell the securities in a public trading market.

Subject to the fund's percentage limitation on illiquid securities, the board has authorized the fund to invest in restricted securities where such investment is consistent with the fund's investment goal. The fund considers these securities to be liquid to the extent the manager determines that there is a liquid institutional or other market for such securities - for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. In spite of the manager's determinations in this regard, the board will remain responsible for such determinations and will consider appropriate action, consistent with the fund's goals and policies, if the security should become illiquid after purchase. In determining whether a restricted security is properly considered a liquid security, the investment manager and the board will take into account, among others, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers;
(iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

TEMPORARY INVESTMENTS When the manager believes that the securities trading markets or the economy are experiencing excessive volatility, that is, sharp price movements over relatively short time periods, or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolios in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in high quality money market instruments. High-quality money market instruments include government securities, bank obligations, the highest quality commercial paper and repurchase agreements. Short-term debt instruments include high-grade commercial paper, repurchase agreements, and other money market equivalents.

In addition, the fund may also invest in short-term (less than twelve months to maturity) fixed-income securities, non-U.S. currency, short-term instruments denominated in non-U.S. currencies, or medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities.

The fund may also invest cash, including cash resulting from purchases and sales of fund shares, temporarily in short-term debt instruments. To the extent permitted by exemptions granted under the 1940 Act and the fund's other investment policies and restrictions, the fund may also invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates.

Because the fund has its own goal and strategies, as well as cash flows in and out, the cash positions of the fund may vary significantly. When the fund's investments in cash or cash equivalents increase, it may not participate in market advances or declines to the same extent as it would if the fund were fully invested in stocks or bonds.

Any decision to make a substantial withdrawal for a sustained period of time from the fund's investment goals will be reviewed by the board.

INVESTMENT RESTRICTIONS The fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund may not:

1. Borrow money, except that the fund may borrow money from banks or affiliated investment companies to the extent permitted (a) by the 1940 Act, or (b) any exemptions therefrom which may be granted by the SEC, or (c) for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into forward contracts and futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the fund's total assets would be invested in such issuer or
(b) more than 10% of the outstanding voting securities of such issuer would be owned by the fund, except that up to 25% of the value of the fund's total assets may be invested without regard to such 5% and 10% limitations.

The fund presently has the following additional restriction, which is not fundamental and may be changed without shareholder approval.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

RISKS
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TECHNOLOGY COMPANIES The securities of technology companies have historically been volatile in price due to the rapid pace of product change and development affecting such companies. Prices of the securities of such companies historically have been more volatile than other securities, especially over the short term, and can be subject to abrupt or erratic price movements. By emphasizing technology companies, the fund carries much greater risks of adverse developments among such companies than the fund that invests in a wider variety of companies.

SMALLER COMPANIES Historically, smaller company stocks have been more volatile in price than larger company stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of smaller companies to changing economic conditions. Besides exhibiting greater volatility, smaller company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the net asset value of the fund that invests a substantial portion of its net assets in smaller company stocks may be more volatile than the shares of the fund that invests solely in larger company stocks.

FOREIGN SECURITIES The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets. Investments in Depositary Receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about foreign companies or governments compared to the reports and ratings published about U.S. companies and available information about public entities in the U.S. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs (the costs associates with buying and selling securities) on foreign securities markets, including those for custodial services are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Investments in securities of issuers in foreign nations may also be affected by cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which the fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the fund to pay significant amounts, if not all, of the value of the fund's investment to the foreign country's taxing authority. Diplomatic developments means that all communications and other official governmental relations between the country and the U.S. could be severed. This may occur as a result of certain actions occurring within a foreign country, such as significant civil rights violations, or because of the actions of the U.S. during a time of crisis in the particular country. As a result of such diplomatic developments, U.S. investors' money in the particular country, including that of the fund, could be abandoned with no way to recover the money.

The fund's investments in foreign securities may increase the risks with respect to the liquidity of the fund's portfolio. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Through the fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The board of trustees considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the fund's manager, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the board of trustees' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

EURO On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the fund may hold, or the impact, if any, on fund performance. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated service providers are taking steps they believe are reasonably designed to address the euro issue.

EMERGING MARKETS Investments in companies domiciled or operating in emerging countries may be subject to potentially higher risks, making these investments more volatile, than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the risk that the small size of the markets for such securities and the low or nonexistent volume of trading may result in a lack of liquidity and in greater price volatility; (iii) the existence of certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some emerging countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in emerging countries may involve increased risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain emerging countries. Finally, even though the currencies of some emerging countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the fund's shareholders.

Repatriation, that is, the return to an investor's homeland, of investment income, capital and proceeds of sales by foreign investors may require governmental registration or approval in some developing countries. Delays in or a refusal to grant any required governmental registration or approval for such repatriation could adversely affect the fund. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

LOWER-RATED SECURITIES An investment in any fund that invests in non-investment grade securities, including those issued by foreign companies and governments, is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to income and principal that is present with an investment in higher risk securities, such as those in which the fund invests. Accordingly, an investment in any fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities. The ability of the fund to achieve its investment goal may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities. The fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of raising interest rates, for example, could cause a decline in lower-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses to seek recovery.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the fund's net asset value may be adversely affected before an issuer defaults. In addition, the fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income. To generate cash for distributions, the fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares. The fund may be required under the Code and U.S. Treasury Regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the fund shareholders even though the fund is not currently receiving interest principal payments on such obligations.

The markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

BIOTECHNOLOGY COMPANIES The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning healthcare reform and changes to the U.S. Food and Drug Administration's
(FDA) approval process. If such legislation is passed it may affect the biotechnology industry. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS The securities underlying these transactions are subject to market fluctuation prior to the delivery and generally do not earn interest until their scheduled delivery date. There is the risk that the value or yield of the security at the time of delivery may be more or less than the price for the security or the yield available when the transaction was entered into.

STANDBY COMMITMENT AGREEMENTS There can be no assurance that the securities underlying a standby commitment agreement will be issued. If issued, the value of the security may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the fund may bear the risk of a decline in value of the security and may not benefit if the security appreciates in value during the commitment period.

HEALTH CARE COMPANIES The activities of health care companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued, the profitability of these companies could be adversely affected. Stocks of these companies will be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health care companies are also subject to legislative risk, which is the risk of a reform of the health care system through legislation. Health care companies may face lawsuits related to product liability issues. Also, many products and services provided by health care companies are subject to rapid obsolescence. The value of an investment in the fund may fluctuate significantly over relatively short periods of time.

UNSEASONED COMPANIES To the extent that the fund may invest in smaller capitalization companies or other companies, it may place greater emphasis upon investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. Any investments in these types of companies, however, will be limited in the case of issuers that have less than three years continuous operation, including the operations of any predecessor companies, to no more than 10% of the fund's net assets.

REAL ESTATE SECURITIES Although the fund will not invest directly in real estate, through an investment in a company in the real estate industry, the fund could ultimately own real estate directly as a result of a default on debt securities it may own. Receipt of rental income or income from the disposition of real property by the fund may adversely affect its ability to retain its tax status as a regulated investment company.

DERIVATIVE SECURITIES

FUTURES CONTRACTS A purchase or sale of a futures contract may result in losses in excess of the amount invested. The fund may not be able to properly hedge its securities where a liquid secondary market is unavailable for the futures contract the fund wishes to close. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency held by the fund. Adverse market movements could cause the fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option.

Although the manager believes that the use of futures contracts will benefit the fund, if the manager's investment judgment about the general direction of interest or currency exchange rates is incorrect, the fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of the bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if the fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if the fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Sales of bonds may be, but are not necessarily, at increased prices that reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

To the extent that the fund engages in futures transactions, it intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market. But there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. The fund may not be able to achieve a perfect correlation between its futures positions and portfolio positions in corporate fixed-income securities because futures contracts based on these securities are not currently available.

Futures contracts that are purchased on foreign exchanges may not be as liquid as those purchased on CTFC-designated contract markets. In addition, foreign futures contracts may be subject to varied regulatory oversight. The price of any foreign futures contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

OPTIONS ON FUTURES CONTRACTS The amount of risk the fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In writing options on futures, the fund's loss is potentially unlimited and may exceed the amount of the premium received. Also, the fund may not be able to properly hedge its securities or close out option contract positions where a liquid secondary market is unavailable for the option the fund wishes to close. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON SECURITIES The fund's options investments involve certain risks. The effectiveness of an options strategy depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of the fund's portfolio. In addition, the fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option it has purchased, or that there may be a negative correlation that would result in a loss on both the securities and the option. If the manager is not successful in using options in managing the fund's investments, the fund's performance will be worse than if the manager did not employ such strategies.

When trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. The purchaser of an option can lose the amount of the premium plus related transaction costs. Moreover, the fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements associated with option writing.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over- the-counter market, potentially permitting the fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist and the fund may have difficulty effecting closing transactions in particular options. Therefore, the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities where a buyer exercises put or call options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

OPTIONS ON STOCK INDICES The fund's ability effectively to use options on stock indexes depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund's portfolio. Inasmuch as these securities will not duplicate the components of any index, the correlation will not be perfect. Consequently, the fund bears the risk that the prices of the securities underlying the option will not move in the same amount as the option. It is also possible that there may be a negative correlation between the index and the hedged securities that would result in a loss on both the securities and the instrument. Accordingly, successful use by the fund of options on stock indexes, will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option at any specific time. Thus, it may not be possible to close an option position. The inability to close options positions could have an adverse impact on the fund's performance.

OFFICERS AND TRUSTEES
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The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors the fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (67)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/ Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (67)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds.

Edith E. Holiday (48)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (July 1999-present); director or trustee, as the case may be, of 25 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Investment Advisory Services, Inc.; Chairman of the Board, Franklin Advisers, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (59)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102,
Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (71)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, MCI WorldCom, Inc. (information services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) (until
1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Martin L. Flanagan (39)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President, Chief Financial Officer and Director, Franklin/Templeton Investor Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (51)
1840 Gateway Drive, San Mateo, CA 94404
SECRETARY

Partner, Stradley, Ronon, Stevens & Young, LLP; officer of 34 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior Vice President and General Counsel, Franklin Resources, Inc., Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc., Executive Vice President, Franklin Advisers, Inc., Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC, and Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc. (until January 2000).

David Goss (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Charles E. Johnson (43)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Director, Templeton Investment Counsel, Inc.; President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (62)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 29 of the investment companies in the Franklin Templeton Group of Funds.

Kimberley Monasterio (36)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

Murray L. Simpson (62)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The trust pays noninterested board members $1,575 for each of the trust's eight regularly scheduled meetings plus $1,050 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the trust and by the Franklin Templeton Group of Funds.

                                                    NUMBER OF
                                                    BOARDS IN
                                    TOTAL FEES      THE FRANKLIN
                                    RECEIVED FROM   TEMPLETON
                     TOTAL FEES     THE FRANKLIN    GROUP
                     RECEIVED       TEMPLETON       OF FUNDS
                     FROM THE       GROUP OF        ON WHICH
NAME                 TRUST 1 ($)    FUNDS 2 ($)     EACH SERVES 3
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Frank H. Abbott, III   13,935         156,060             28
Harris J. Ashton       16,280         363,165             48
S. Joseph Fortunato    15,279         363,238             50
Edith E. Holiday       18,975         237,265             25
Frank W.T. LaHaye      16,035         156,060             28
Gordon Macklin         16,280         363,165             48

1. For the fiscal year ended April 30, 1999. During the period from April 30, 1998, through May 31, 1998, fees at the rate of $300 for each of the Trust's eight meetings, plus $300 per meeting attended were in effect.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
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MANAGER AND SERVICES PROVIDED The fund's manager is Franklin Advisers, Inc. (Advisers), a wholly owned subsidiary of Franklin Resources, Inc.
(Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages.

The fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the fund or that are currently held by the fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the fund, its manager and principal underwriter will be governed by the code of ethics.

MANAGEMENT FEES The fund pays the manager a fee equal to an annual rate of:

o     0.550% of the value of net assets up to and including $500 million;

o 0.450 of the value of net assets over $500 million up to and including $1 billion;

o 0.400 of the value of net assets over $1 billion up to and including $1.5 billion;

o 0.350 of the value of net assets over $1.5 billion up to and including $6.5 billion;

o 0.325 of the value of net assets over $6.5 billion up to and including $11.5 billion;

o 0.300 of the value of net assets over $11.5 billion up to and including $16.5 billion;

o 0.290 of the value of net assets over $16.5 billion up to and including $19 billion;

o 0.280 of the value of net assets over $19 billion up to and including $21.5 billion;

o     0.270 of the value of net assets in excess of $21.5 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the fund to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The fund pays FT Services a monthly fee equal to an annual rate of 0.20% of the fund's average net assets.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/ Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
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The manager selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

Because the fund may, from time to time, invest in broker-dealers, it is possible that the fund will own more than 5% of the voting securities of one or more broker-dealers through whom the fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the fund. To the extent the fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the fund, the fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the fund to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
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The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed will be taxable to you as ordinary income, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund intends to elect and qualify during the current fiscal year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning after the year 2005 (2000 for certain shareholders), gains from the sale of fund shares held for more than five years may be subject to a reduced tax rate.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in the fund, and then reinvest the sales proceeds in the fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in the fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT SECURITIES States grant tax-free status to dividends paid to you from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that only a small percentage of the dividends paid by the fund are expected to qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends- received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund (possibly causing the fund to sell securities to raise the cash for necessary distributions) and/or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain foreign securities. These rules may affect the amount, timing or character of the income distributed to you by the fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
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The fund is a diversified series of Franklin Strategic Series, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Delaware business trust on January 25, 1991, and is registered with the SEC.

The fund currently offers four classes of shares, Class A, Class B, Class C, and Advisor Class. The fund may offer additional classes of shares in the future. The full title of each class is:

o     Franklin Small Cap Growth Fund II - Class A

o     Franklin Small Cap Growth Fund II - Class B

o     Franklin Small Cap Growth Fund II - Class C

o     Franklin Small Cap Growth Fund II - Advisor Class

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole. Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of May 1, 2000, the principal shareholders of the fund, beneficial or of record, were:

NAME AND ADDRESS                     SHARE CLASS       PERCENTAGE (%)
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Franklin Resources, Inc.1
Corporate Accounting
Attn: Michael Corcoran
555 Airport Blvd., 4th Flr.
Burlingame, CA 94010                   Class A           100

Franklin Resources, Inc.1
Corporate Accounting
Attn: Michael Corcoran
555 Airport Blvd., 4th Flr.
Burlingame, CA 94010                   Class B           100

Franklin Resources, Inc.1
Corporate Accounting
Attn: Michael Corcoran
555 Airport Blvd., 4th Flr.
Burlingame, CA 94010                   Class C           100

Franklin Resources, Inc.1
Corporate Accounting
Attn: Michael Corcoran
555 Airport Blvd., 4th Flr.
Burlingame, CA 94010                Advisor Class        100

1. Franklin Resources, Inc. is a Delaware Corporation.
Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the trust, may be considered beneficial holders of the fund shares held by Franklin Resources, Inc. (Resources). As principal shareholders of Resources, they may be able to control the voting of Resources' shares of the fund.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of May 1, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
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The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference.

If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o     Was formed at least six months ago,

o     Has a purpose other than buying fund shares at a discount,

o     Has more than 10 members,

o     Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund's Class A shares. This waiver category also applies to Class B and C shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o  Redemption proceeds from a repurchase of shares of Franklin Floating
   Rate Trust, if the shares were continuously held for at least 12 months. If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in the Franklin Templeton Funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order. Effective June 1, 2000, the requirement to agree to invest at least $1 million in Franklin Templeton Funds over a 13 month period will no longer apply.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by the Franklin Templeton Group

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

A CDSC may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
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Under $30,000                                  3.0
$30,000 but less than $50,000                  2.5
$50,000 but less than $100,000                 2.0
$100,000 but less than $200,000                1.5
$200,000 but less than $400,000                1.0
$400,000 or more                                 0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares and/or total assets with the Franklin Templeton Group of Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES       THIS % IS DEDUCTED FROM
WITHIN THIS MANY YEARS AFTER          YOUR PROCEEDS AS A CDSC
BUYING THEM
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1 Year                                           4
2 Years                                          4
3 Years                                          3
4 Years                                          3
5 Years                                          2
6 Years                                          1
7 Years                                          0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the securities dealer of record received a payment from Distributors of 0.25% or less, or (ii) Distributors did not make any payment in connection with the purchase, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class
   B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account, generally on the 25th day of the month. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. Beginning June 1, 2000, you may request to change the processing date to the 1st, 5th, 10th, 15th or 20th of the month. For plans set up on or after June 1, 2000, we will process redemptions on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month (or next business day). When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
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When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

The fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
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Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors may be entitled to payment from the fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors receives no other compensation from the fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the fund and its shareholders. The plans are expected to, among other things, increase advertising of the fund, encourage sales of the fund and service to its shareholders, and increase or maintain assets of the fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the fund is useful in managing the fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

The fund pays Distributors up to 0.35% per year of the class's average daily net assets, out of which 0.25% may be paid for services to shareholders (service fees). The fund pays Distributors up to 1.00% per year of the class's average daily net assets, out of which 0.25% may be paid for service fees. The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third-party financing entities.

The Class A, B and C plans are compensation plans. They allow the fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The fund will not pay more than the maximum amount allowed under the plans.

In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the manager or Distributors or other parties on behalf of the fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
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Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Because the fund is new, it has no performance history and thus no performance quotations have been provided.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above.

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks) and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R) companies, Salomon Smith Barney Inc., Merrill Lynch, Lehman Brothers(R) and Bloomberg(R) L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o The Russell 2000 Index - consists of the 2,000 smallest securities in the Russell 3000 Index. This is Russell's Small Cap Index.

o The Russell 2500 Index - consists of the bottom 500 securities in the Russell Index, as ranked by total market capitalization, and all 2,000 securities in the Russell 2000 Index. This Index is a measure of small to medium-small stock performance.

o The Russell 2000 Growth Index - consists of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
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The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $229 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 103 U.S. based open-end investment companies to the public. The fund may identify itself by its Nasdaq symbol or CUSIP number.

You will receive the fund's financial reports every six months. If you would like to receive an interim report of the fund's portfolio holdings, please call 1-800/DIAL BEN(R).

DESCRIPTION OF RATINGS
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CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC-rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.





FRANKLIN SMALL CAP GROWTH FUND II

FRANKLIN STRATEGIC SERIES

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2000

[Insert Franklin Templeton Ben Head]

P.O. BOX 997151,  SACRAMENTO, CA 95899-9983  1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated May 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS
Goal and Strategies..............................       2
Risks............................................      12
Officers and Trustees............................      18
Management and Other Services....................      21
Portfolio Transactions...........................      22
Distributions and Taxes..........................      23
Organization, Voting Rights and Principal
  Holders........................................      25
Buying and Selling Shares........................      25
Pricing Shares...................................      28
The Underwriter..................................      29
Performance......................................      29
Miscellaneous Information........................      31
Description of Ratings...........................      31

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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
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o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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GOAL AND STRATEGIES
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The fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.

Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) companies. The manager may continue to hold an investment for further capital growth opportunities even if the company is no longer small cap. In selecting growth companies, the fund may invest substantially in technology sectors such as electronics, computer software and hardware, telecommunications, internet-related services, and health-care technology.

Although the fund's assets will be invested primarily in equity securities of small-cap companies, the fund may invest up to 35% of its assets in other securities, including equity securities of larger companies, which may cause its performance to vary from that of the small capitalization equity markets.

EQUITY SECURITIES Equity securities of small-cap companies may consist of common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include warrants or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

CONVERTIBLE SECURITIES The fund currently does not intend to invest more than 10% of its assets in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When that convertible security is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock.

A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations of the issuer in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatorily convertible securities (e.g., ACES, DECS, PRIDES, and SAILS-each issuer has a different acronym for their version of these securities) are considered the most equity like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically 500 to 600 basis points higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance.

Enhanced convertible preferred securities (e.g., QUIPS, TOPrS, and TECONS) are, from an investor's viewpoint, essentially convertible preferred securities, i.e. they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The proceeds of the convertible preferred stock offering pass through to the company. The company then issues a convertible subordinated debenture to the special purpose vehicle. This convertible subordinated debenture has identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeables and standard convertible structures is that the issuing company is a different company to that of the underlying shares.

Yield enhanced stock (YES, also known as PERCS) mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatories is that the participation in stock price appreciation is capped.

Zero-coupon and deep-discount convertible bonds (OID and LYONs) include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. The fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The fund, however, intends to acquire liquid convertible securities, though there can be no assurances that this will be achieved.

LATE STAGE PRIVATE PLACEMENTS The fund may invest up to 5% of its assets in private placements, particularly late stage private placements. Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offering will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the fund may be subject to contractual limitations on its ability to sell the shares.

DEBT SECURITIES represent a loan of money by the purchaser of the securities to the issuer. The fund may invest in debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income is incidental to the fund's goal of long-term capital growth. The fund may invest in debt securities rated B or above by Moody's or S&P(R), or in unrated securities the manager determines are of comparable quality. Currently, however, the fund does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P(R) or Baa by Moody's or, if unrated, that the manager determines to be of comparable quality. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value.

RATINGS. Various investment services publish ratings of some of the debt securities in which the fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P(R) or from unrated securities deemed by the fund's manager to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect other risk, such as the risk of fluctuations in market value and are not absolute standards of quality. However, lower rated securities typically are riskier than investment grade securities. Bonds that are rated C by Moody's are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P(R) are securities on which no interest is being paid.

Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the manager to assess whether, at the time of purchase, the planned investment offers potential returns that are reasonable in light of the risks involved. The fund, in its evaluation of the overall investment merits of a security, will consider the fact that the rating on an issue held in the fund's portfolio is changed by the rating service or the security goes into default but, in general, will not automatically sell the security.

FOREIGN SECURITIES Although the fund may invest up to 25% of its assets in foreign securities, including those of emerging markets issuers and depositary receipts, it does not intend to invest more than 10% in foreign securities, generally, nor more than 5% in emerging markets securities, specifically. The fund may invest in foreign securities, provided the investments are consistent with its objectives and comply with its concentration and diversification policies. The fund may buy the securities of foreign issuers directly in foreign markets. The securities of foreign issuers may be denominated in foreign currency. The fund may also buy foreign securities that are traded in the U.S. and depositary receipts.

American Depositary Receipts (ADRs) are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts also involve the same risks as direct investments in foreign securities, as discussed below. For purposes of the fund's investment policies, the fund will consider its investments in depositary receipts to be investments in the underlying securities.

SMALL-CAP COMPANIES are often overlooked by investors or undervalued in relation to their earnings power. Because small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

REAL ESTATE INVESTMENT TRUSTS (REITS) typically invest directly in real estate and/or in mortgages and loans collateralized by real estate. The fund currently does not intend to invest more than 10% of its assets in REITs, including small company REITs. "Equity" REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate of a specific geographic region or property type.

REPURCHASE AGREEMENTS The fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements. Under a repurchase agreement, the fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

REVERSE REPURCHASE AGREEMENTS are the opposite of repurchase agreements but involve similar mechanics and risks. The fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price and date. Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 102% of the dollar amount sold by the fund are segregated, i.e., set aside, as collateral and marked-to-market daily to maintain coverage of at least 100%. Reverse repurchase agreements involve the risk that the market value of the securities retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. A default by the purchaser might cause the fund to experience a loss or delay in the liquidation costs. The fund intends to enter into reverse repurchase agreements with domestic or foreign banks or securities dealers. The manager will evaluate the creditworthiness of these entities prior to engaging in such transactions and it will conduct these activities under the general supervision of the board.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 30% of the value of the fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund also continues to receive any distributions paid on the loaned securities. The fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The fund will lend its securities only to parties who meet creditworthiness standards approved by the fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

SECURITIES INDUSTRY RELATED INVESTMENTS Securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors are considered to be part of the financial services industry. Generally, under the Investment Company Act of 1940, as amended (the "1940 Act"), the fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the fund's board of trustees. The fund does not believe that these limitations will impede the attainment of its investment goal.

BORROWING The fund may borrow in excess of 5% of its total assets only from banks for temporary or emergency purposes and up to 5% for any purpose other than direct investments in securities. The fund may borrow from banks up to 33 1/3% of its total net assets. In addition, the fund may enter into borrowing arrangements with non-banks under specified conditions. Under federal securities laws, the fund may borrow from banks and is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.

Leveraging by means of borrowing may make any change in the fund's net asset value even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the borrowing may decrease in value while the borrowing is outstanding, which may force the fund to use its other assets to increase the collateral. In addition, the money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances). The cost of borrowing may exceed the income received from the securities purchased with borrowed funds.

In addition to borrowing for leverage purposes, the fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than cash flow considerations. See "Investment restrictions" for more information about the fund's policies with respect to borrowing.

WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS are arrangements under which the fund buys securities that have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally within 15 to 60 days. Purchases of securities on a when-issued or delayed delivery basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. To the extent the fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, and not for the purpose of investment leverage. Although the fund will generally buy securities on a when-issued or TBA basis with the intention of holding the securities, it may sell the securities before the settlement date if the manager believes it is advisable to do so.

When the fund is the buyer in this type of transaction, it will maintain, in a segregated account with its custodian bank, cash or marketable securities having an aggregate value equal to the amount of the fund's purchase commitments until payment is made. As a buyer in one of these transactions, the fund relies on the seller to complete the transaction. The seller's failure to do so may cause the fund to miss a price or yield considered advantageous to the fund. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when-issued, delayed delivery or TBA transaction is a form of leverage that may affect changes in net asset value to a greater extent.

STANDBY COMMITMENT AGREEMENTS If the fund enters into a standby commitment agreement, it will be obligated, for a set period of time, to buy a certain amount of a security that may be issued and sold to the fund at the option of the issuer. The price of the security is set at the time of the agreement. The fund will receive a commitment fee typically equal to 0.5% of the purchase price of the security. The fund will receive this fee regardless of whether the security is actually issued.

The fund may enter into a standby commitment agreement to invest in the security underlying the commitment at a yield or price that the manager believes is advantageous to the fund. The fund will not enter into a standby commitment if the remaining term of the commitment is more than 45 days. If the fund enters into a standby commitment, it will keep cash or high-grade marketable securities in a segregated account with its custodian bank in an amount equal to the purchase price of the securities underlying the commitment.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the fund's books on the date the security can reasonably be expected to be issued. The value of the security will then be reflected in the calculation of the fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. If the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

OPTIONS, FUTURES, AND OPTIONS ON FINANCIAL FUTURES A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. A futures contract is an obligation to buy or sell a specified security or currency at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Options, futures, and options on futures are considered "derivative securities."

The fund may buy and sell options on securities and securities indices. The fund may only buy options if the premiums paid for such options total 5% or less of net assets.

The fund may buy and sell futures contracts for securities and currencies. The fund may also buy and sell securities index futures and options on securities index futures. The fund may invest in futures contracts only to hedge against changes in the value of its securities or those it intends to buy. The fund will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets.

OPTIONS - GENERAL. The fund may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. Additionally, the fund may "close out" options it has entered into.

A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. The OTC market is the dealer-to-dealer market in securities, in this case, option securities in which the fund may buy or sell.

WRITING COVERED CALL AND PUT OPTIONS ON SECURITIES. The fund may write options to generate additional income and to hedge its portfolio against market or exchange rate movements. The writer of covered calls gives up the potential for capital appreciation above the exercise price of the option should the underlying stock rise in value. If the value of the underlying stock rises above the exercise price of the call option, the security may be "called away" and the fund required to sell shares of the stock at the exercise price. The fund will realize a gain or loss from the sale of the underlying security depending on whether the exercise price is greater or less than the purchase price of the stock. Any gain will be increased by the amount of the premium received from the sale of the call; any loss will be decreased by the amount of the premium received. If a covered call option expires unexercised, the fund will realize a gain in the amount of the premium received. If, however, the stock price decreases, the hedging benefit of the covered call option is limited to the amount of the premium received.

A call option written by the fund is "covered" if:

(a) the fund owns the underlying security that is subject to the call; or

(b) the fund has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.

A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held:

(a) is equal to or less than the exercise price of the call written; or

(b) is greater than the exercise price of the call written if the difference in exercise prices is maintained by the fund in cash and marketable securities in a segregated account with its custodian bank.

Options may be written in connection with "buy-and-write" transactions; that is, the fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of- the-money") the current value of the underlying security at the time the option is written.

The writer of covered puts retains the risk of loss should the underlying security decline in value. If the value of the underlying stock declines below the exercise price of the put option, the security may be "put to" the fund and the fund required to buy the stock at the exercise price. The fund will incur an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received.

A put option written by the fund is "covered" if the fund maintains cash and marketable securities. A put option is also covered if the fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased.

There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the fund.

Effecting a closing transaction in the case of a written call option allows the fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other fund investments. If the fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or less than the premium paid to buy the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

BUYING CALL AND PUT OPTIONS ON SECURITIES. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. The fund may also buy call options on securities held in its portfolio and on which it has written call options.

As the holder of a put option, the fund has the right to sell the underlying security at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire.

The fund may buy a put option on an underlying security owned by the fund ("a protective put") as a hedging technique in order to protect against an anticipated decline in the market value of the security. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

The fund may also buy put options at a time when it does not own the underlying security. By buying put options on a security it does not own, the fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OVER-THE-COUNTER (OTC) OPTIONS. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. The fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the fund originally wrote the option. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The fund understands the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The fund and the manager disagree with this position. Nevertheless, pending a change in the staff's position, the fund will treat OTC options and "cover" assets as subject to the fund's limitation on illiquid securities.

OPTIONS ON STOCK INDICES. The fund may also buy and sell both call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stock.

When the fund writes an option on a stock index, the fund may cover the option by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. The fund may also cover by establishing a segregated account containing cash or marketable securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The fund will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS - GENERAL. Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it buys or sells financial futures contracts.

FINANCIAL FUTURES. Financial futures contracts are commodity contracts that obligate the purchaser or seller to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price.

A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The fund may enter into futures contracts on foreign currencies, interest rates, or on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. The fund may also enter into futures contracts on corporate securities and non-U.S. government debt securities, but such futures contracts are not currently available.

At the same time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment ("initial deposit"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, the fund must maintain with its custodian bank, to the extent required by the rules of the Securities and Exchange Commission (SEC), assets in a segregated account to cover its obligations with respect to such contract, which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the market value of such futures contract or related option.

At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The obligation to make or take delivery is ended by buying (or selling, as the case may be) on an exchange an identical financial futures contract calling for delivery in the same month. All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded. The fund will incur brokerage fees when it buys or sells financial futures.

The fund will not engage in transactions in futures contracts for speculation. Futures contracts will be used as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy or to attempt to protect the fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. When the fund buys futures contracts or related call options, marketable instruments equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the fund will be deposited in a segregated account with the custodian bank to collateralize such long positions.

OPTIONS ON FUTURES CONTRACTS. The fund may purchase and write options on futures contracts for hedging purposes only. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the price of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, the option may be less risky than direct ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when the fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or appreciation in the value of a foreign currency against the U.S. dollar.

If the fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the fund's holdings. If the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities that the fund intends to purchase. If a put or call option the fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the fund's losses from existing options on futures may be affected by changes in the value of its portfolio securities.

STOCK INDEX FUTURES AND OPTIONS ON THESE FUTURES. The fund may buy and sell stock index futures contracts and options on stock index futures contracts that trade on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. In general, the fund may invest in index futures for hedging purposes. Open futures contracts are valued on a daily basis and the fund may be obligated to provide or receive cash reflecting any decline or increase in the contracts value.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset a possible decrease in market value of its equity securities. When the fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. To hedge against risks of market price fluctuations, the fund may buy and sell call and put options on stock index futures. The need to hedge against these risks will depend on the extent of diversification of the fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the writer of the option will deliver to the holder of the option the accumulated balance in the writer's futures margin account representing the amount that the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

FUTURE DEVELOPMENTS. The fund may take advantage of opportunities in the area of options, futures, and options in futures and any other derivative investments that are not presently contemplated for use by the fund or that are not currently available but which may be developed, to the extent such opportunities are consistent with the fund's investment goal and legally permissible for the fund.

ILLIQUID SECURITIES The fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 ("restricted securities"), or in other securities which, in the opinion of the board, may be illiquid.

Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them. Reduced liquidity in the secondary market for certain securities may make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

Securities acquired outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market are not considered to be illiquid assets if: (a) the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. The fund will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the fund has reason to believe that they could not resell the securities in a public trading market.

Subject to the fund's percentage limitation on illiquid securities, the board has authorized the fund to invest in restricted securities where such investment is consistent with the fund's investment goal. The fund considers these securities to be liquid to the extent the manager determines that there is a liquid institutional or other market for such securities - for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. In spite of the manager's determinations in this regard, the board will remain responsible for such determinations and will consider appropriate action, consistent with the fund's goals and policies, if the security should become illiquid after purchase. In determining whether a restricted security is properly considered a liquid security, the investment manager and the board will take into account, among others, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers;
(iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

TEMPORARY INVESTMENTS When the manager believes that the securities trading markets or the economy are experiencing excessive volatility, that is, sharp price movements over relatively short time periods, or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolios in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in high quality money market instruments. High-quality money market instruments include government securities, bank obligations, the highest quality commercial paper and repurchase agreements. Short-term debt instruments include high-grade commercial paper, repurchase agreements, and other money market equivalents.

In addition, the fund may also invest in short-term (less than twelve months to maturity) fixed-income securities, non-U.S. currency, short-term instruments denominated in non-U.S. currencies, or medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities.

The fund may also invest cash, including cash resulting from purchases and sales of fund shares, temporarily in short-term debt instruments. To the extent permitted by exemptions granted under the 1940 Act and the fund's other investment policies and restrictions, the fund may also invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates.

Because the fund has its own goal and strategies, as well as cash flows in and out, the cash positions of the fund may vary significantly. When the fund's investments in cash or cash equivalents increase, it may not participate in market advances or declines to the same extent as it would if the fund were fully invested in stocks or bonds.

Any decision to make a substantial withdrawal for a sustained period of time from the fund's investment goals will be reviewed by the board.

INVESTMENT RESTRICTIONS The fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund may not:

1. Borrow money, except that the fund may borrow money from banks or affiliated investment companies to the extent permitted (a) by the 1940 Act, or (b) any exemptions therefrom which may be granted by the SEC, or (c) for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into forward contracts and futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the fund's total assets would be invested in such issuer or
(b) more than 10% of the outstanding voting securities of such issuer would be owned by the fund, except that up to 25% of the value of the fund's total assets may be invested without regard to such 5% and 10% limitations.

The fund presently has the following additional restriction, which is not fundamental and may be changed without shareholder approval.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

RISKS
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TECHNOLOGY COMPANIES The securities of technology companies have historically been volatile in price due to the rapid pace of product change and development affecting such companies. Prices of the securities of such companies historically have been more volatile than other securities, especially over the short term, and can be subject to abrupt or erratic price movements. By emphasizing technology companies, the fund carries much greater risks of adverse developments among such companies than the fund that invests in a wider variety of companies.

SMALLER COMPANIES Historically, smaller company stocks have been more volatile in price than larger company stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of smaller companies to changing economic conditions. Besides exhibiting greater volatility, smaller company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the net asset value of the fund that invests a substantial portion of its net assets in smaller company stocks may be more volatile than the shares of the fund that invests solely in larger company stocks.

FOREIGN SECURITIES The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets. Investments in Depositary Receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about foreign companies or governments compared to the reports and ratings published about U.S. companies and available information about public entities in the U.S. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs (the costs associates with buying and selling securities) on foreign securities markets, including those for custodial services are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Investments in securities of issuers in foreign nations may also be affected by cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which the fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the fund to pay significant amounts, if not all, of the value of the fund's investment to the foreign country's taxing authority. Diplomatic developments means that all communications and other official governmental relations between the country and the U.S. could be severed. This may occur as a result of certain actions occurring within a foreign country, such as significant civil rights violations, or because of the actions of the U.S. during a time of crisis in the particular country. As a result of such diplomatic developments, U.S. investors' money in the particular country, including that of the fund, could be abandoned with no way to recover the money.

The fund's investments in foreign securities may increase the risks with respect to the liquidity of the fund's portfolio. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Through the fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The board of trustees considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the fund's manager, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the board of trustees' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

EURO On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the fund may hold, or the impact, if any, on fund performance. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated service providers are taking steps they believe are reasonably designed to address the euro issue.

EMERGING MARKETS Investments in companies domiciled or operating in emerging countries may be subject to potentially higher risks, making these investments more volatile, than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the risk that the small size of the markets for such securities and the low or nonexistent volume of trading may result in a lack of liquidity and in greater price volatility; (iii) the existence of certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some emerging countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in emerging countries may involve increased risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain emerging countries. Finally, even though the currencies of some emerging countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the fund's shareholders.

Repatriation, that is, the return to an investor's homeland, of investment income, capital and proceeds of sales by foreign investors may require governmental registration or approval in some developing countries. Delays in or a refusal to grant any required governmental registration or approval for such repatriation could adversely affect the fund. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

LOWER-RATED SECURITIES An investment in any fund that invests in non-investment grade securities, including those issued by foreign companies and governments, is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to income and principal that is present with an investment in higher risk securities, such as those in which the fund invests. Accordingly, an investment in any fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities. The ability of the fund to achieve its investment goal may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities. The fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of raising interest rates, for example, could cause a decline in lower-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses to seek recovery.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the fund's net asset value may be adversely affected before an issuer defaults. In addition, the fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income. To generate cash for distributions, the fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares. The fund may be required under the Code and U.S. Treasury Regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the fund shareholders even though the fund is not currently receiving interest principal payments on such obligations.

The markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

BIOTECHNOLOGY COMPANIES The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning healthcare reform and changes to the U.S. Food and Drug Administration's
(FDA) approval process. If such legislation is passed it may affect the biotechnology industry. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS The securities underlying these transactions are subject to market fluctuation prior to the delivery and generally do not earn interest until their scheduled delivery date. There is the risk that the value or yield of the security at the time of delivery may be more or less than the price for the security or the yield available when the transaction was entered into.

STANDBY COMMITMENT AGREEMENTS There can be no assurance that the securities underlying a standby commitment agreement will be issued. If issued, the value of the security may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the fund may bear the risk of a decline in value of the security and may not benefit if the security appreciates in value during the commitment period.

HEALTH CARE COMPANIES The activities of health care companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued, the profitability of these companies could be adversely affected. Stocks of these companies will be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health care companies are also subject to legislative risk, which is the risk of a reform of the health care system through legislation. Health care companies may face lawsuits related to product liability issues. Also, many products and services provided by health care companies are subject to rapid obsolescence. The value of an investment in the fund may fluctuate significantly over relatively short periods of time.

UNSEASONED COMPANIES To the extent that the fund may invest in smaller capitalization companies or other companies, it may place greater emphasis upon investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. Any investments in these types of companies, however, will be limited in the case of issuers that have less than three years continuous operation, including the operations of any predecessor companies, to no more than 10% of the fund's net assets.

REAL ESTATE SECURITIES Although the fund will not invest directly in real estate, through an investment in a company in the real estate industry, the fund could ultimately own real estate directly as a result of a default on debt securities it may own. Receipt of rental income or income from the disposition of real property by the fund may adversely affect its ability to retain its tax status as a regulated investment company.

DERIVATIVE SECURITIES

FUTURES CONTRACTS A purchase or sale of a futures contract may result in losses in excess of the amount invested. The fund may not be able to properly hedge its securities where a liquid secondary market is unavailable for the futures contract the fund wishes to close. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency held by the fund. Adverse market movements could cause the fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option.

Although the manager believes that the use of futures contracts will benefit the fund, if the manager's investment judgment about the general direction of interest or currency exchange rates is incorrect, the fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of the bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if the fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if the fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Sales of bonds may be, but are not necessarily, at increased prices that reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

To the extent the fund engages in futures transactions, it intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market. But there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. The fund may not be able to achieve a perfect correlation between its futures positions and portfolio positions in corporate fixed-income securities because futures contracts based on these securities are not currently available.

Futures contracts that are purchased on foreign exchanges may not be as liquid as those purchased on CTFC-designated contract markets. In addition, foreign futures contracts may be subject to varied regulatory oversight. The price of any foreign futures contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

OPTIONS ON FUTURES CONTRACTS The amount of risk the fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In writing options on futures, the fund's loss is potentially unlimited and may exceed the amount of the premium received. Also, the fund may not be able to properly hedge its securities or close out option contract positions where a liquid secondary market is unavailable for the option the fund wishes to close. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON SECURITIES The fund's options investments involve certain risks. The effectiveness of an options strategy depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of the fund's portfolio. In addition, the fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option it has purchased, or that there may be a negative correlation that would result in a loss on both the securities and the option. If the manager is not successful in using options in managing the fund's investments, the fund's performance will be worse than if the manager did not employ such strategies.

When trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. The purchaser of an option can lose the amount of the premium plus related transaction costs. Moreover, the fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements associated with option writing.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over- the-counter market, potentially permitting the fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist and the fund may have difficulty effecting closing transactions in particular options. Therefore, the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities where a buyer exercises put or call options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

OPTIONS ON STOCK INDICES The fund's ability effectively to use options on stock indexes depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund's portfolio. Inasmuch as these securities will not duplicate the components of any index, the correlation will not be perfect. Consequently, the fund bears the risk that the prices of the securities underlying the option will not move in the same amount as the option. It is also possible that there may be a negative correlation between the index and the hedged securities that would result in a loss on both the securities and the instrument. Accordingly, successful use by the fund of options on stock indexes, will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option at any specific time. Thus, it may not be possible to close an option position. The inability to close options positions could have an adverse impact on the fund's performance.

OFFICERS AND TRUSTEES
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The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors the fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (67)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (67)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds.

Edith E. Holiday (48)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (July 1999-present); director or trustee, as the case may be, of 25 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Investment Advisory Services, Inc.; Chairman of the Board, Franklin Advisers, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (59)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102,
Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (71)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, MCI WorldCom, Inc. (information services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) (until
1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Martin L. Flanagan (39)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President, Chief Financial Officer and Director, Franklin/Templeton Investor Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (51)
1840 Gateway Drive, San Mateo, CA 94404
SECRETARY

Partner, Stradley, Ronon, Stevens & Young, LLP; officer of 34 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior Vice President and General Counsel, Franklin Resources, Inc., Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc., Executive Vice President, Franklin Advisers, Inc., Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC, and Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc. (until January 2000).

David Goss (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986- 1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Charles E. Johnson (43)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Director, Templeton Investment Counsel, Inc.; President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (62)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 29 of the investment companies in the Franklin Templeton Group of Funds.

Kimberley Monasterio (36)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

Murray L. Simpson (62)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The trust pays noninterested board members $1,575 for each of the trust's eight regularly scheduled meetings plus $1,050 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the trust and by the Franklin Templeton Group of Funds.

                                                    NUMBER OF
                                                    BOARDS IN
                                    TOTAL FEES      THE FRANKLIN
                                    RECEIVED FROM   TEMPLETON
                     TOTAL FEES     THE FRANKLIN    GROUP
                     RECEIVED       TEMPLETON       OF FUNDS
                     FROM THE       GROUP OF        ON WHICH
NAME                 TRUST 1 ($)    FUNDS 2 ($)     EACH SERVES 3
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Frank H. Abbott, III  13,935         156,060             28
Harris J. Ashton      16,280         363,165             48
S. Joseph Fortunato   15,279         363,238             50
Edith E. Holiday      18,975         237,265             25
Frank W.T. LaHaye     16,035         156,060             28
Gordon Macklin        16,280         363,165             48

1. For the fiscal year ended April 30, 1999. During the period from April 30, 1998, through May 31, 1998, fees at the rate of $300 for each of the Trust's eight meetings, plus $300 per meeting attended were in effect.
2.    For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member.

Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
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MANAGER AND SERVICES PROVIDED The fund's manager is Franklin Advisers, Inc. (Advisers), a wholly owned subsidiary of Franklin Resources, Inc.
(Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages.

The fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the fund or that are currently held by the fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the fund, its manager and principal underwriter will be governed by the code of ethics.

MANAGEMENT FEES The fund pays the manager a fee equal to an annual rate of:

o     0.550% of the value of net assets up to and including $500 million;

o 0.450 of the value of net assets over $500 million up to and including $1 billion;

o 0.400 of the value of net assets over $1 billion up to and including $1.5 billion;

o 0.350 of the value of net assets over $1.5 billion up to and including $6.5 billion;

o 0.325 of the value of net assets over $6.5 billion up to and including $11.5 billion;

o 0.300 of the value of net assets over $11.5 billion up to and including $16.5 billion;

o 0.290 of the value of net assets over $16.5 billion up to and including $19 billion;

o 0.280 of the value of net assets over $19 billion up to and including $21.5 billion;

o     0.270 of the value of net assets in excess of $21.5 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the fund to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The fund pays FT Services a monthly fee equal to an annual rate of 0.20% of the fund's average net assets.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
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The manager selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

Because the fund may, from time to time, invest in broker-dealers, it is possible that the fund will own more than 5% of the voting securities of one or more broker-dealers through whom the fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the fund. To the extent the fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the fund, the fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the fund to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
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The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in any distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed will be taxable to you as ordinary income, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund intends to elect and qualify during the current fiscal year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning after the year 2005 (2000 for certain shareholders), gains from the sale of fund shares held for more than five years may be subject to a reduced tax rate.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

U.S. GOVERNMENT SECURITIES States grant tax-free status to dividends paid to you from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that only a small percentage of the dividends paid by the fund are expected to qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends- received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund (possibly causing the fund to sell securities to raise the cash for necessary distributions) and/or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain foreign securities. These rules may affect the amount, timing or character of the income distributed to you by the fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
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The fund is a diversified series of Franklin Strategic Series, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Delaware business trust on January 25, 1991, and is registered with the SEC.

The fund currently offers four classes of shares, Class A, Class B, Class C, and Advisor Class. The fund may offer additional classes of shares in the future. The full title of each class is:

o Franklin Small Cap Growth Fund II -- Class A

o Franklin Small Cap Growth Fund II -- Class B

o Franklin Small Cap Growth Fund II -- Class C

o Franklin Small Cap Growth Fund II -- Advisor Class

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole. Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of May 1, 2000, the principal shareholders of the fund, beneficial or of record, were:

NAME AND ADDRESS                     SHARE CLASS       PERCENTAGE (%)
------------------------------------------------------------------
Franklin Resources, Inc.1
Corporate Accounting
Attn: Michael Corcoran
555 Airport Blvd., 4th Flr.
Burlingame, CA 94010                   Class A           100

Franklin Resources, Inc.1
Corporate Accounting
Attn: Michael Corcoran
555 Airport Blvd., 4th Flr.
Burlingame, CA 94010                   Class B           100

Franklin Resources, Inc.1
Corporate Accounting
Attn: Michael Corcoran
555 Airport Blvd., 4th Flr.
Burlingame, CA 94010                   Class C           100

Franklin Resources, Inc.1
Corporate Accounting
Attn: Michael Corcoran
555 Airport Blvd., 4th Flr.
Burlingame, CA 94010                Advisor Class        100

1. Franklin Resources, Inc. is a Delaware Corporation.
Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the trust, may be considered beneficial holders of the fund shares held by Franklin Resources, Inc. (Resources). As principal shareholders of Resources, they may be able to control the voting of Resources' shares of the fund.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of May 1, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
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The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares and/or total assets with the Franklin Templeton Group of Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account, generally on the 25th day of the month. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. Beginning June 1, 2000, you may request to change the processing date to the 1st, 5th, 10th, 15th or 20th of the month. For plans set up on or after June 1, 2000, we will process redemptions on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month (or next business day). When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
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When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

The fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
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Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the fund for acting as underwriter of the fund's Advisor Class shares.

PERFORMANCE
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Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Because the fund is new, it has no performance history and thus no performance quotations have been provided.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above.

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks) and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R) companies, Salomon Smith Barney Inc., Merrill Lynch, Lehman Brothers(R) and Bloomberg(R) L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o The Russell 2000 Index - consists of the 2,000 smallest securities in the Russell 3000 Index. This is Russell's Small Cap Index.

o The Russell 2500 Index - consists of the bottom 500 securities in the Russell Index, as ranked by total market capitalization, and all 2,000 securities in the Russell 2000 Index. This Index is a measure of small to medium-small stock performance.

o The Russell 2000 Growth Index - consists of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
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The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $229 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 103 U.S. based open-end investment companies to the public. The fund may identify itself by its Nasdaq symbol or CUSIP number.

You will receive the fund's financial reports every six months. If you would like to receive an interim report of the fund's portfolio holdings, please call 1-800/DIAL BEN(R).

DESCRIPTION OF RATINGS
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CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC-rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (--): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.